MAXIM SERIES FUND, INC.

         Maxim Money Market Portfolio                         Maxim Templeton(R)International Equity Portfolio
         Maxim Bond Portfolio                                 Maxim INVESCO ADR Portfolio
         Maxim Loomis Sayles Bond Portfolio                   Maxim T. Rowe Price Equity/Income Portfolio
         (formerly, Maxim Loomis Sayles Corporate Bond        Maxim Founders Growth & Income Portfolio
         Portfolio)                                           Maxim INVESCO Balanced Portfolio
         Maxim U.S. Government Securities Portfolio
         Maxim Short Duration Bond Portfolio                  Maxim Loomis Sayles Small-Cap Value Portfolio
        (formerly Maxim Short-Term Maturity                   Maxim Ariel Small-Cap Value Portfolio
           Bond Portfolio)                                    Maxim INVESCO Small-Cap Growth Portfolio
         Maxim U.S. Government Mortgage
            Securities Portfolio                              Maxim Ariel MidCap Value Portfolio
         Maxim Global Bond Portfolio                          Maxim T. Rowe Price MidCap Growth Portfolio

         Maxim Stock Index Portfolio                          Maxim Aggressive Profile I Portfolio
         Maxim Index 600 Portfolio                            Maxim Moderately Aggressive Profile I Portfolio
         Maxim Value Index Portfolio                          Maxim Moderate Profile I Portfolio
         Maxim Growth Index Portfolio                         Maxim Moderately Conservative Profile I Portfolio
         Maxim Index 400 Portfolio                            Maxim Conservative Profile I Portfolio
         Maxim Bond Index Portfolio                           Maxim Aggressive Profile II Portfolio
         Maxim Index Pacific Portfolio                        Maxim Moderately Aggressive Profile II Portfolio
         Maxim Index European Portfolio                       Maxim Moderate Profile II Portfolio
                                                              Maxim Moderately Conservative Profile II Portfolio
                                                              Maxim Conservative Profile II Portfolio

                               (the "Portfolios")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                 (800) -537-2033

This Prospectus describes thirty-five portfolios, twenty-two of which are "Equity Portfolios," twelve of which are "Debt Portfolios" (including the Money Market Portfolio) and one which is a "Balanced Portfolio." GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by MCM.

Each Portfolio is a series of the Maxim Series Fund, Inc. (the "Fund"). Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1, 2002.

                                    CONTENTS

The Portfolios at a Glance ...................................................3
         Maxim Money Market Portfolio.........................................3
         Maxim Bond Portfolios................................................5
         Maxim Small-Cap Portfolios...........................................17
         Maxim MidCap Portfolios..............................................22
         Maxim Foreign Equity Portfolios......................................26
         Maxim Domestic Equity Portfolios.....................................29
         Maxim Equity Index Portfolios........................................35
         Maxim Profile Portfolios.............................................41

Fees and Expenses.............................................................51

Examples......................................................................53

More Information About the Portfolios ........................................54
         The Equity Portfolios................................................54
         The Debt Portfolios..................................................56
         The Money Market Portfolio...........................................57
         The Balanced Portfolio...............................................58

Other Investment Practices ...................................................58

Management of the Portfolios..................................................60

Important Information About Your Investment...................................64

Financial Highlights..........................................................67

                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

THE MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

o Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o    Invest in securities which are only denominated in U.S. dollars.

The principal investment risks for this Portfolio include:

Possible loss of money

o You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk
o The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater is interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk
o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial conditions. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Portfolio's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks
o When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.


Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1992     3.49%
1993     2.81%
1994     3.80%
1995     5.62%
1996     5.04%
1997     5.24%
1998     5.15%
1999     4.81%
2000     6.07%
2001     3.80%


During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.55% (quarter ending September, 2000) and the lowest return for a quarter was 0.55% (quarter ending December, 2001).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2001:

                                            One Year        Five Years        Ten Years

Maxim Money Market Portfolio                3.80%             5.01%             4.58%

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2001, the Money Market Portfolio's 7-day yield and its effective yield were:



                                              7-Day Yield          Effective Yield

Maxim Money Market Portfolio                     1.82%                  1.83%

To obtain current yield information, you may call 1-800-395-4952.

MAXIM BOND PORTFOLIOS

Maxim Short Duration Bond Portfolio
(formerly, the Maxim Short-Term Maturity Bond Portfolio)

The investment objective of this Portfolio is to:

o Seek maximum total return that is consistent with preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.

o    Select securities based on relative value, maturity, quality and sector.

o Maintain an actively managed portfolio of bonds selected from several categories including:
        o U.S. Treasuries and Agency securities;
        o Commercial and residential mortgage-backed securities;
        o Asset-backed securities; and
        o Corporate bonds.

o Maintain a weighted average quality of A or higher.

o Maintain average duration between 1 to 3 years based on the adviser's forecast for interest rates.

o Invest up to 20% in securities of below investment grade quality ("high yield/ high risk" or "junk" bonds).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a bond is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.
o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a result, the total return and yield of a junk bond can be expected to fluctuate more than the total return and yield of high quality bonds and the potential loss is significantly greater.

Non-Diversification Risk

o The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector. As a result, the Portfolio's performance may be more susceptible to any single economic, political or regulatory event than that experienced by a diversified portfolio.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2001 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


Year-by-Year
[OBJECT OMITTED]


1996     4.70%
1997     6.14%
1998     6.36%
1999     3.37%
2000     7.24%
2001     7.91%



During the periods shown in the chart for the Maxim Short Duration Bond Portfolio, the highest return for a quarter was 3.73% (quarter ending September, 2001) and the lowest return for a quarter was 0.27% (quarter ending March,
1996).


The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                     Since
                                                     One Year        Five Years    Inception

Maxim Short Duration Bond Portfolio                    7.91%           6.19%         6.04%
Lehman 1-3 Year Government/Credit Bond Index
                                                       8.73%           6.71%         6.60%

The inception date for the Maxim Short Duration Bond Portfolio was August 1,
1995.

The Lehman 1-3 Year Government/Credit Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.

Maxim U.S. Government Securities Portfolio

The investment objective of this Portfolio is to:

o Seek the highest level of return consistent with preservation of capital and substantial credit protection.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

o Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Invest in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

     1992  8.94%
     1993  9.35%
     1994  -3.20%
     1995  16.09%
     1996  3.92%
     1997  8.51%
     1998  7.24%
     1999  0.30%
     2000  10.58%
     2001  7.07%

During the periods shown in the chart for the Maxim U.S. Government Securities Portfolio, the highest return for a quarter was 5.20% (quarter ending June, 1995) and the lowest return for a quarter was -2.70% (quarter ending March,
1994).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2001:


                                                One Year               Five Years           Ten Years
Maxim U.S. Government

Securities Portfolio                              7.07%                  6.68%                6.76%
Lehman Aggregate Bond Index                       8.44%                  7.43%                7.23%
Lehman Intermediate Government/Credit
Bond Index                                        8.96%                  7.10%                6.81%


The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government issued and investment grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim U.S. Government Mortgage Securities Portfolio

The investment objective of this Portfolio is to:

o Seek the highest level of return consistent with preservation of capital and substantial credit protection

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

o Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.


Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.

Non-Diversification Risk
o The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector. As a result, the Portfolio's securities may be more susceptible to any single economic, political or regulatory event than that experienced by a diversified portfolio.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1993     9.66%
1994     -2.34%
1995     15.55%
1996     4.29%
1997     8.64%
1998     7.12%
1999     0.51%
2000     10.71%
2001     7.13%

During the periods shown in the chart for the Maxim U.S. Government Mortgage Securities Portfolio, the highest return for a quarter was 4.76% (quarter ending June, 1995) and the lowest return for a quarter was -2.33% (quarter ending March, 1994).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim U.S. Government Mortgage

Securities Portfolio                              7.13%                  6.77%                6.84%
Lehman Mortgage-Backed Securities Index
                                                  8.22%                  7.49%                7.16%
Lehman Aggregate Bond Index                       8.44%                  7.43%                7.32%

The inception date for the Maxim U.S. Government Mortgage Securities Portfolio was December 1, 1992. The Lehman Mortgage-Backed Securities Index is comprised of mortgage-backed securities issued by GNMA, FNMA, and FHLMC and includes 15 and 30 year mortgage pass-throughs and balloon securities. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Bond Portfolio

The investment objective of this Portfolio is to:

o    Seek maximum total return consistent with preservation of capital.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds issued by the U.S. Government and its agencies and by domestic or foreign corporations.

o    Select securities based on relative value, maturity, quality and sector.

o Invest in securities with various maturities but maintaining a weighted average maturity of 2 to 10 years. The weighted average maturity (also known as weighted average life) of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument. Average life is the weighted average period over which MCM expects the principal to be paid, and differs from stated maturity in that average life estimates the effect of expected principal prepayments, sinking funds and call provisions. Securities without prepayment, sinking funds or call provisions generally have an average life equal to their stated maturity.

o Invest up to 40% of its total assets in foreign securities, with no more than 20% in non-U.S. dollar denominated foreign debt. No more than 25% of total assets may be invested in securities of issuers located in a single country, (other than the U.S).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a bond is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.

Foreign Risk

o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2001 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

     1992   6.24%
     1993  8.56%
     1994  -2.36%
     1995  15.21%
     1996  4.26%
     1997  7.07%
     1998  6.65%
     1999  -0.27%
     2000  7.55%
     2001  7.09%

During the periods shown in the chart for the Maxim Bond Portfolio, the highest return for a quarter was 5.75% (quarter ending June, 1995) and the lowest return for a quarter was -2.16% (quarter ending March, 1994).

The average annual total return for one, five, and ten years for the period ended December 31, 2001:

                                                One Year               Five Years           Ten Years

Maxim Bond Portfolio                              7.09%                  5.58%                5.90%
Lehman Aggregate Bond Index                       8.44%                  7.43%                7.23%
Lehman Intermediate Government/Credit
Bond Index                                        8.96%                  7.10%                6.81%


The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.


Maxim Loomis Sayles Bond Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.) (formerly, the Maxim Loomis Sayles Corporate Bond Portfolio)

The investment objective of this Portfolio is to:

o Seek high total investment return through a combination of current income and capital appreciation.

Principal investment strategies.   This Portfolio will:


o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities

o Focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

o    Invest up to 20% in preferred stock and convertible preferred stock.


o Invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation.

o Invest up to 35% of its total assets in securities of below investment grade quality ("high yield/high risk" or "junk" bonds).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a bond is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligation to pay principal and/or interest.


o Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a result, the total return and yield of a junk bond can be expected to fluctuate more than the total return and yield of high quality bonds and the potential loss is significantly greater.

Foreign Risk

o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk
o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1995     30.19%
1996     10.35%
1997     12.70%
1998     3.43%
1999     4.87%
2000     4.60%
2001     2.57%

During the periods shown in the chart for the Maxim Loomis Sayles Bond Portfolio, the highest return for a quarter was 9.94% (quarter ending June, 1995) and the lowest return for a quarter was -5.01% (quarter ending September,
1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                  Since Inception
                                                One Year           Five Years

Maxim Loomis Sayles Bond Portfolio                2.57%               5.58%            9.03%
Merrill Lynch Intermediate
Government/Credit Index                           8.42%               7.40%            8.28%

The inception date for the Maxim Loomis Sayles Bond Portfolio was November 1, 1994. The Merrill Lynch Intermediate Government/Credit Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

DEBT INDEX PORTFOLIO

Maxim Bond Index Portfolio

The investment objective for this Portfolio is to:

o Seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index ("Lehman Index").

Principal Investment Strategies. The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in:

o    Securities of the Lehman Index, and

o A portfolio of securities using sampling techniques designed to give the Portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

The principal investment risks for the Portfolio include:

Index Risk

o It is possible the Lehman Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Lehman Index.


Tracking Error Risk
o Several factors will affect the Portfolio's ability to precisely track the performance of the Lehman Index. For example, unlike the Lehman Index, which is an unmanaged group of securities, the Portfolio has operating expenses and those expenses will reduce the Portfolio's total return. In addition, the Portfolio will own less than all the securities of the Lehman Index, which also may cause a variance between the performance of the Portfolio and the Lehman Index.

Interest Rate Risk

o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk

o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than the amount paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1993     8.96%
1994     -3.14%
1995     16.71%
1996     3.13%
1997     6.85%
1998     7.08%
1999     -0.31%
2000     11.28%
2001     7.52%

During the periods shown in the chart of the Bond Index Portfolio, the highest return for a quarter was 6.31% (quarter ending June, 1995) and the lowest return for a quarter was -2.54% (quarter ending March, 1994).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31,2001:

                                                                                  Since Inception
                                                One Year           Five Years

Maxim Bond Index Portfolio                        7.52%               6.42%            6.39%
Lehman Aggregate Bond Index                       8.44%               7.43%            7.32%

The inception date for the Portfolio was December 1, 1992.
The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

FOREIGN DEBT PORTFOLIO

Maxim Global Bond Portfolio (Sub-Adviser: Pareto Partners)

The investment objective of this Portfolio is to:

o    Seek highest total return consistent with a reasonable degree of risk.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located throughout the world.

o    Ordinarily invest in at least three countries.

o Hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.

o Typically invest in developed countries, but may invest up to 35% of total assets in emerging markets.

o Invest primarily in bonds rated investment grade or the unrated equivalent as determined by Pareto Partners.

o Invest up to 35% of its total assets in below investment grade bonds ("high yield/high risk" or "junk" bonds).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a bond is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligations to pay principal and/or interest.
o Junk bonds (debt securities rated below investment grade) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a result, the total return and yield of a junk bond can be expected to fluctuate more than the total return and yield of high quality bonds and the potential loss is significantly greater.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2001 was in excess of 200%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Non-Diversification Risk
o The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector. As a result, the Portfolio's securities may be more susceptible to any economic, political or regulatory event than a diversified portfolio.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.


Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the one full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

2000 9.02%
2001 3.41%

During the period shown in the chart of the Global Bond Portfolio, the highest return for a quarter was 4.77% (quarter ending December, 2000) and the lowest return for a quarter was -0.65% (quarter ending June, 2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                One Year        Since Inception

Maxim Global Bond Portfolio                       3.41%               4.38%
Salomon Smith Barney World
Government Index                                  6.24%               7.27%

The inception date for the Maxim Global Bond Portfolio was July 26, 1999.
The Salomon Smith Barney World Government Index is a market-capitalization-weighted benchmark that tracks the performance of the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The benchmark is fully hedged to U.S. dollars.

MAXIM SMALL-CAP PORTFOLIOS

Maxim Ariel Small-Cap Value Portfolio (Sub-Adviser: Ariel Capital Management, Inc.)


The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.  This Portfolio will:


o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $2 billion at the time of purchase.

o Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. In this connection, the Portfolio will focus on issuers with market capitalizations under $2 billion at time of purchase.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environment record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Small Company Risk

o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems.

Value Stock Risk

o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


Year-by-Year
[OBJECT OMITTED]

1994     -2.78%
1995     15.51%
1996     17.94%
1997     27.86%
1998     8.28%
1999     -5.80%
2000     26.65%
2001     15.66%

During the periods shown in the chart for the Maxim Ariel Small-Cap Value Portfolio, the highest return for a quarter was 20.41% (quarter ending December, 1998) and the lowest return for a quarter was -15.76% (quarter ending September,
1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                         Since Inception
                                                 One Year              Five Years

Maxim Ariel Small-Cap Value Portfolio             15.66%                 13.82%              12.65%
Russell 2000 Index                                 2.49%                 7.52%               10.09%

The inception date for the Maxim Ariel Small-Cap Value Portfolio was December 1, 1993.
The Russell 2000 Index is a list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

Maxim Loomis Sayles Small-Cap Value Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

o    Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:


o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000 Index ($2.72 million to $2.96 billion as of December 31, 2001).

o Seek to build a core small-cap portfolio of common stocks of solid companies that Loomis Sayles believes are under-valued in the market.

o Seek companies that have experienced significant business problems but which are believed to have favorable prospects for recovery.


o Invest the remainder of its available net assets in securities of companies with market capitalizations in excess of the Russell 2000 Index market capitalization range.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems.

Value Stock Risk

o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1995     29.96%
1996     30.09%
1997     24.50%
1998     -2.28%
1999     -0.43%
2000     23.74%
2001     14.36%

During the periods shown in the chart for the Maxim Loomis Sayles Small-Cap Value Portfolio, the highest return for a quarter was 17.59% (quarter ending December, 2001) and the lowest return for a quarter was -18.76% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:


                                                                                       Since
                                                One Year           Five Years        Inception
Maxim Loomis Sayles Small-Cap Value

Portfolio                                        14.36%              11.38%           15.60%
Russell 2000 Index                                2.49%               7.52%           11.08%

The inception date for the Maxim Loomis Small-Cap Value Portfolio was November 1, 1994.
The Russell 2000 Index is a list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.


Maxim INVESCO  Small-Cap  Growth  Portfolio  (Sub-Adviser:  INVESCO Funds Group,
Inc.)

The investment objective of this Portfolio is to:

o    Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.


o When consistent with the Portfolio's investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion.

o Identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they:
o     are determined to be in the developing stages of their life cycle, and
o     have demonstrated, or are expected to achieve, long-term earnings growth.

o Invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Small Company Risk

o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems.

Growth Stock Risk

o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Sector Risk
o Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio's holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Issuer Risk
o The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Foreign Risk

o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data


The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1995     31.79%
1996     26.73%
1997     18.70%
1998     17.62%
1999     80.78%
2000     -12.38%
2001     -22.85%


During the periods shown in the chart for the Maxim INVESCO Small-Cap Growth Portfolio, the highest return for a quarter was 50.98% (quarter ending December, 1999) and the lowest return for a quarter was -28.51% (quarter ending September,
2001).


The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim INVESCO Small-Cap

Growth Portfolio                                 -22.85%             11.28%           15.88%
Russell 2000 Index                                2.49%               7.52%           11.08%

The inception date for the Maxim INVESCO Small-Cap Growth Portfolio was November 1, 1994.
The Russell 2000 Index is list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

MAXIM MIDCAP PORTFOLIOS

Maxim T. Rowe Price MidCap Growth Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)


The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:


o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the Standard & Poor's 400 MidCap Index or the Russell MidCap Growth Index. (approximately $109.3 million to $15.7 billion as of December 31, 2001)

o Emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company.

o    Invest in companies that:
   o  offer proven products or services;
   o  have a historical record of above-average earnings growth;
   o  demonstrate potential for sustained earnings growth;
   o  operate in industries experiencing increasing demand; or
   o  are believed to be undervalued in the market place.

o    Invest up to 25% of its total assets in foreign securities.


o In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

o While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk

o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Fund to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1998     22.23%
1999     24.60%
2000     7.34%
2001     -1.12%

During the periods shown in the chart for the Maxim T. Rowe Price MidCap Growth Portfolio, the highest return for a quarter was 26.91% (quarter ending December, 1998) and the lowest return for a quarter was -17.87% (quarter ending September,
2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim T. Rowe Price

MidCap Growth Portfolio                          -1.12%              13.84%
S&P 400 MidCap Index                             -0.60%              14.89%

The inception date for the Maxim T. Rowe Price MidCap Growth Portfolio was July 1, 1997. The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

Maxim Ariel MidCap Value Portfolio (Sub-Adviser: Ariel Capital Management, Inc.)

The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalizations are less than $10 billion at the time of purchase.

o Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. In this connection the Portfolio may focus on issuers with market capitalization between approximately $200 million and $10 billion at the time of purchase.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environment record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk

o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1994     10.86%
1995     26.50%
1996     5.96%
1997     12.95%
1998     33.77%
1999     0.26%
2000     18.69%
2001     18.20%

During the periods shown in the chart for the Maxim Ariel MidCap Value Portfolio, the highest return for a quarter was 34.61% (quarter ending December, 1998) and the lowest return for a quarter was -15.01% (quarter ending September,
1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                      Since
                                                  One Year          Five Years      Inception

Maxim Ariel MidCap Value Portfolio                 18.20%             16.26%          15.45%
Russell MidCap Index                               -5.63%             11.40%          12.82%

The inception date for the Maxim Ariel MidCap Value Portfolio was January 3,
1994.

The Russell MidCap Index represents the bottom 800 companies from the Russell 1000 Index, a list compiled by the Frank Russell Company of the top 1000 U.S. companies by market capitalization. The bottom 800 companies represent approximately 35% of the total market capitalization value of the Russell 1000.

MAXIM FOREIGN EQUITY PORTFOLIOS

Maxim   Templeton(R)International   Equity  Portfolio  (Sub-Adviser:   Templeton
Investment Counsel, LLC)

The investment objective of this Portfolio is to:

o    Seek long-term capital growth.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

o Under normal circumstances, invest primarily in companies located outside the U.S., including those in emerging markets.

o Focus on the market price of a company's securities relative to the company's potential long-term earnings, asset value and cash flow potential. The company's historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

The principal investment risks for this Portfolio include:

Foreign Risk

o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

     1994   6.06%
     1995   8.93%
     1996  19.59%
     1997   1.99%
     1998  -5.00%
     1999  29.91%
     2000  1.64%
     2001   -10.44%

During the periods shown in the chart for the Maxim Templeton(R) International Equity Portfolio, the highest return for a quarter was 16.13% (quarter ending December, 1999) and the lowest return for a quarter was -22.66% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                         Since Inception
                                                One Year               Five Years

Maxim Templeton(R) International Equity
Portfolio                                        -10.44%                 2.76%                6.00%
MSCI EAFE Index                                  -21.21%                 1.17%                4.72%

The inception date for the Maxim Templeton(R) International Equity Portfolio was December 1, 1993. The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim INVESCO ADR Portfolio (Sub-Adviser: INVESCO Global Asset Management (N.A.), Inc.)

The investment objective of this Portfolio is to:

o Seek high total return through capital appreciation and current income, while reducing risk through diversification.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depository Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission ("SEC") and traded in the U.S.

o Select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies.

o Analyze potential investments through computer analysis which compares current stock price to measures such as:
o        book value,
o        historical return on equity,
o        company's ability to reinvest capital,
o        dividends, and
o        dividend growth.

The principal investment risks for this Portfolio include:

Foreign Risk

o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1995     15.48%
1996     21.17%
1997     12.08%
1998     10.64%
1999     22.67%
2000     -10.16%
2001     -16.50%

During the periods shown in the chart for the Maxim INVESCO ADR Portfolio, the highest return for a quarter was 21.53% (quarter ending December, 1999) and the lowest return for a quarter was -16.88% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                  Since Inception
                                                One Year           Five Years

Maxim INVESCO ADR Portfolio                      -16.50%              2.67%            6.57%
MSCI EAFE Index                                  -21.21%              1.17%            2.60%

The inception date for the Maxim INVESCO ADR Portfolio was November 1, 1994. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

MAXIM DOMESTIC EQUITY PORTFOLIOS

Maxim Founders Growth & Income Portfolio (Sub-Adviser: Founders Asset Management
LLC)

The investment objective of this Portfolio is to:

o    Seek long-term growth of capital and income.

Principal investment strategies.  This  Portfolio will:


o Invest primarily in common stocks of large, well-established and mature companies. Large companies are generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

o    Invest in stocks that:

o are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the S&P 500 Index or the NASDAQ Composite Index and
o         generally pay regular dividends.


o Invest in non-dividend paying companies if they offer better prospects for capital appreciation.

o Invest up to 30% of its total assets in foreign securities including American Depository Receipts ("ADRs").

The principal investment risks for this Portfolio include:

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Sector Risk

The Portfolio may overweight or underweight certain market sectors, which may cause the Portfolio's performance to be more or less sensitive to developments affecting those sectors.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2001 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[OBJECT OMITTED]

1998     17.85%
1999     15.04%
2000     -19.60%
2001     -17.51%

During the periods shown in the chart for the Maxim Founders Growth & Income Portfolio, the highest return for a quarter was 17.35% (quarter ending December, 1999) and the lowest return for a quarter was -16.41% (quarter ending December,
2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                         Since
                                                       One Year        Inception

Maxim Founders Growth & Income Portfolio                -17.51%         -1.66%
S&P 500 Index                                           -11.88%          7.39%
Lipper Growth & Income Index                            -12.83%          6.19%

The inception date for the Maxim Founders Growth & Income Portfolio was July 1, 1997.

The S&P 500 Index is comprised of the stocks that make up the S&P 500 that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The Lipper Growth & Income Index tracks the average return of a group of equity fund portfolios having a primary investment objective of growth of capital, with a secondary objective of a steady stream of income. The Lipper Growth & Income Index reflects the expenses of managing the mutual funds included in the Index.

Maxim T. Rowe Price Equity/Income Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)


The investment objective of this Portfolio is to:

o    Seek substantial dividend income and also long-term capital appreciation.

Principal investment strategies.   This  Portfolio will:


o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of well-established companies paying above-average dividends.

o Emphasize companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation.

o    Invest in companies which have some of the following characteristics:
    o established operating histories
    o above-average current dividend yields relative to Standard & Poor's 500 Stock Index
    o sound balance sheets and other financial characteristics
    o low price/earnings ratio relative to the S&P 500 Index
    o low stock price relative to a company's underlying value as measured by assets, earnings, cash flow or business franchises.

o Invest up to 25% of its total assets in foreign securities.

o In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

o While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Fund to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


Year-by-Year
[OBJECT OMITTED]

    1995 33.42%
     1996 19.39%
     1997 28.82%
     1998 8.93%
     1999 3.39%
     2000 12.90%
     2001  1.66%


During the periods shown in the chart for the Maxim T. Rowe Price Equity/Income Portfolio, the highest return for a quarter was 13.14% (quarter ending June, 1999) and the lowest return for a quarter was -8.58% (quarter ending September,
1999).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                     Since
                                                     One Year        Five Years    Inception
Maxim T. Rowe Price
Equity/Income Portfolio                                1.66%           10.73%        14.36%
S&P 500 Index                                         -11.88%          10.70%        15.16%


The inception date for the Maxim T. Rowe Price Equity/Income Portfolio was November 1, 1994. The S&P 500 Index is comprised of the stocks that make up the S&P 500 that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.


Maxim INVESCO Balanced Portfolio  (Sub-Adviser: INVESCO Funds Group, Inc.)

The investment objective of this Portfolio is to:

o    Seek high total return through capital appreciation and current income.

Principal investment strategies.   This  Portfolio will:

o Invest in a combination of common stocks and fixed income securities, including preferred stocks, convertible securities and bonds.

o Normally invest a majority of its total assets in common stocks and approximately one-third of its assets in investment grade debt securities.

o In selecting equity securities, the Portfolio will:
     o seek to identify companies with better-than-average earnings growth potential
     o seek to identify companies within industries identified as well-positioned for the current and expected economic climate
     o  consider dividend payout records
     o seek to identify companies traded on national stock exchanges or in the over-the counter markets; however, securities traded on regional or foreign exchanges may also be included.

o Invest up to 25% of total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


Year-by-Year
[OBJECT OMITTED]

1997     26.10%
1998     18.42%
1999     16.74%
2000     -2.00%
2001     -11.97%


During the periods shown in the chart for the Maxim INVESCO Balanced Portfolio, the highest return for a quarter was 17.03% (quarter ending June, 1997) and the lowest return for a quarter was -12.82% (quarter ending September, 2001).


The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:


                                                                                      Since
                                                  One Year          Five Years      Inception
Maxim INVESCO Balanced Portfolio                  -11.97%             8.50%           9.04%
S&P 500 Index                                     -11.88%             10.70%          11.86%
Lehman Intermediate Government/ Credit
Bond Index                                         8.96%              7.10%           7.19%
Lipper Balanced Index                              -3.24%             8.37%           9.03%


The inception date for the Maxim INVESCO Balanced Portfolio was October 1, 1996.

The S&P 500 Index is comprised of the stocks that make up the S&P 500 that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lipper Balanced Index is comprised of the mutual funds covered by the Lipper Survey of Mutual Funds that invest in a mix of equity and debt securities as a primary investment objective. The Lipper Balanced Index measures the average performance of the funds included over various time periods.

MAXIM EQUITY INDEX PORTFOLIOS   (Sub-Adviser: Barclays Global Fund Advisors)

The investment objective for each of the Equity Index Portfolios is to:


o Each Equity Index Portfolio seeks investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies.   Each Equity Index Portfolio will:

o Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the following applicable Benchmark Indexes:

         PORTFOLIO                                            BENCHMARK INDEX

Maxim Stock Index Portfolio                          Standard & Poor's (S&P) 500 Composite Stock Price
                                                     Index and S&P 400 MidCap Index, weighted according to
                                                     their pro rata share of the market

Maxim Index 600 Portfolio                            S&P SmallCap 600 Stock Index

Maxim Index 400 Portfolio                            S&P 400 MidCap Index

Maxim Growth Index Portfolio                         S&P/BARRA Growth Index

Maxim Value Index Portfolio                          S&P/BARRA Value Index

Maxim Index Pacific Portfolio                        FTSE World Large Cap Asia Pacific Index

Maxim Index European Portfolio                       FTSE World Large Cap European Index


S&P, BARRA and FTSE are not sponsors of, or in any other way endorsed, sold, promoted by or affiliated with, the Equity Index Portfolios, Maxim Series Fund or Barclays.

o Seek investment results that track the total return of the common stocks that comprise the applicable Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the applicable Equity Index Portfolio as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and Exchange Traded Funds ("ETFs") that seek to track the relevant index.

The principal investment risks for all of the Equity Index Portfolios include:

Index Risk
o It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that an Equity Index Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index.

Tracking Error Risk
o Several factors will affect an Equity Index Portfolio's ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, each Equity Index Portfolio has operating expenses and those expenses will reduce the Equity Index Portfolio's total return. In addition, an Equity Index Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Equity Index Portfolio and its Benchmark Index.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Derivative Risk
o When using futures contracts on market indexes, options on the futures contracts and ETFs, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Equity Index Portfolio would be unable to sell a futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Equity Index Portfolio to lose more money than if it had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Non-Diversification Risk
o When a Benchmark Index becomes less diversified, the Equity Index Portfolio which tracks that index similarly becomes less diversified. This means that a greater percentage of that Equity Index Portfolio's assets may be invested in securities of a smaller number of issuers. As a result, the Equity Index Portfolio's performance becomes more susceptible to any single economic, political or regulatory event affecting those issuers.

Concentration Risk
o When a Benchmark Index concentrates in an industry or group of industries, the Equity Index Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Equity Index Portfolio's assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Index Portfolio's performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money
o When you sell your shares of any of the Index Portfolios, they could be worth less than what you paid for them.

The Maxim Index 600 Portfolio also has the following additional principal investment risk:

Small-Company Risk
o The Maxim Index 600 Portfolio invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems.

The Maxim Index European and Maxim Index Pacific Portfolios have the following additional principal investment risk:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

The Maxim Growth Index Portfolio has the following additional principal investment risk:

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

The Maxim Value Index Portfolio has the following additional principal investment risk:

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Portfolio Performance Data
The bar charts and tables below provide an indication of the risk of investment in the Equity Index Portfolios by showing changes in the Portfolios' performance in each full calendar year since inception, or, in the case of the Stock Index Portfolio, for the last ten full calendar years and comparing their average annual total returns to the performance of their respective Benchmark Index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Equity Index Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.


Year-by-Year

Maxim Stock Index Portfolio

[OBJECT OMITTED]
     1992   5.87%
     1993  9.84%
     1994  0.14%
     1995  35.60%
     1996  21.81%
     1997  32.20%
     1998  26.79%
     1999  19.73%
     2000  -7.94%
     2001 -11.63%

During the periods shown in the chart for the Maxim Stock Index
Portfolio, the highest return for a quarter was 21.71% (quarter ending December, 1998) and the lowest return for a quarter was -14.94% (quarter ending September,
2001).


From September 24, 1984 to December 1, 1992, the Stock Index Portfolio's name was the Growth Portfolio. During this period, the Portfolio's investment policies differed from the Stock Index Portfolio's current policies.

The average annual total return for one year, five years and ten years for the period ended December 31, 2001:

                                                One Year               Five Years           Ten Years

Stock Index Portfolio                            -11.63%                 10.30%              12.13%
S&P 500 Index                                    -11.88%                 10.70%              23.00%
S&P 400 MidCap Index                             -0.60%                  16.11%              12.93%

The S&P 500 Index is comprised of the stocks that make up the S&P 500 that trade on the NYSE, the AMEX, or in the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $2.5 billion.


Maxim Index 600 Portfolio
[OBJECT OMITTED]

1994     -4.69%
1995     26.24%
1996     15.30%
1997     21.00%
1998     -1.58%
1999     11.85%
2000     10.25%
2001     5.82%



During the periods shown in the chart for the Maxim Index 600 Portfolio, the highest return for a quarter was 20.46% (quarter ending December, 2001) and the lowest return for a quarter was -20.74% (quarter ending September, 1998).


The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim Index 600 Portfolio                         5.82%                  9.21%               10.14%
S&P 600 Index                                     6.54%                  10.66%              12.29%


The inception date for the Maxim Index 600 Portfolio was December 1, 1993.
The stocks which make up the S&P 600 trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ quotation system. The S&P 600 is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

Maxim Value Index Portfolio
[OBJECT OMITTED]

1994     -2.49%
1995     36.80%
1996     20.63%
1997     34.08%
1998     14.48%
1999     11.39%
2000     5.36%
2001     -12.34%



During the periods shown in the chart for the Maxim Value Index Portfolio, the highest return for a quarter was 16.39% (quarter ending December, 1998) and the lowest return for a quarter was -16.34% (quarter ending September, 2001).


The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim Value Index Portfolio                      -12.34%                 9.57%               12.42%
S&P/BARRA Value Index                            -11.71%                 9.49%               12.81%


The inception date for the Maxim Value Index Portfolio was December 1, 1993. The S&P/BARRA Value Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios.

Maxim Growth Index Portfolio
[OBJECT OMITTED]

1994     1.93%
1995     35.29%
1996     22.10%
1997     29.46%
1998     37.28%
1999     26.87%
2000     -22.36%
2001     -13.10%



During the periods shown in the chart for the Maxim Growth Index Portfolio, the highest return for a quarter was 26.28% (quarter ending December, 1998) and the lowest return for a quarter was -17.38% (quarter ending March, 2001).


The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2001:

                                                                                         Since Inception
                                                One Year               Five Years
Maxim Growth Index Portfolio                     -13.10%                 8.72%               12.43%
S&P/BARRA Growth Index                           -12.72%                 11.10%              15.32%


The inception date for the Maxim Growth Index Portfolio was December 1, 1993. The S&P/BARRA Growth Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios.

Maxim Index 400 Portfolio
[OBJECT OMITTED]

     2000 16.79%
     2001  -1.13%


During the period shown in the chart for the Maxim Index 400 Portfolio, the highest return for a quarter was 17.72% (quarter ending December, 2001) and the lowest return for a quarter was -16.60% (quarter ending September, 2001).


The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Index 400 Portfolio                        -1.13%               8.95%
S&P 400 MidCap Index                             -0.60%              10.34%


The inception date of the Maxim Index 400 Portfolio was July 26, 1999.

The S&P 400 MidCap Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $2.5 billion.


Maxim Index European Portfolio
[OBJECT OMITTED]

2000     -11.80%
2001     -21.93%



During the period shown in the chart for the Maxim Index European Portfolio, the highest return for a quarter was 7.99% (quarter ending December, 2001) and the lowest return for a quarter was -16.21% (quarter ending March, 2001).


The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Index European Portfolio                   -21.93%             -7.83%
Financial Times/S&P Large-Cap European
Index                                            -20.76%             -6.06%


The inception date for the Maxim Index European was July 26, 1999.

The Financial Times/S&P Large Cap European Index (the "FTSE European Index") is an unmanaged, market-value weighted index of equity securities traded on the stock exchanges of the countries represented in the index. It is designed to represent the performance of stocks in the large-cap sector of the markets in European countries.


Maxim Index Pacific Portfolio
[OBJECT OMITTED]

2000     -34.74%
2001  -28.12%


During the periods shown in the chart for the Maxim Index Pacific Portfolio, the highest return for a quarter was 1.68% (quarter ending December, 2001) and the lowest return for a quarter was -21.61% (quarter ending September, 2001).


The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Index Pacific Portfolio                    -28.12%             -15.90%
Financial Times/S&P Large-Cap World
Pacific Index                                    -25.72%             -12.19%


The inception date of the Maxim Index Pacific Portfolio was July 26, 1999.

The Financial Times/S&P World Large Cap Pacific Index (the "FTSE Pacific Index") is an unmanaged, market-value weighted index of equity securities traded on the stock exchanges of the countries represented in the index. It is designed to represent the performance of stocks in the large-cap sector of the markets in Pacific Rim countries.

MAXIM PROFILE PORTFOLIOS

There are ten separate Maxim Profile Portfolios, consisting of five Profile I Portfolios and five Profile II Portfolios (collectively, the "Profile Portfolios"). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing exclusively in other mutual funds (the "Underlying Portfolios"), including mutual funds that are not affiliated with Maxim Series Fund.

The investment objective for each Profile Portfolio is to:

Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile
o Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile
o Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

o Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio                   Income                    Growth of Capital         Risk of Principal
-----------------                   --------                  ------------------        -----------------
Aggressive Profile                  Low                       High                      High
Moderately Aggressive Profile       Low                       High to Medium            High
Moderate Profile                    Medium                    Medium to High            Medium
Moderately Conservative Profile     Medium to High            Low to Medium             Medium
Conservative Profile                High                      Low                       Low

o Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

o Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

o Automatically rebalance each Profile Portfolio's holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile
Portfolio:

======= ======================== ================= ================ ============= =============== ===============
        Asset Class              Conservative      Moderately       Moderate      Moderately      Aggressive
                                                   Conservative                   Aggressive
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  E     International            0-10%             5-25%            5-25%         10-30%          15-35%

  Q
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  U     Small-Cap                0-10%             0-10%            0-20%         0-20%           10-30%

  I
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  T     MidCap                   0-10%             0-20%            5-25%         10-30%          20-40%
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  Y     Large-Cap                15-35%            15-35%           20-40%        25-45%          15-35%
-------
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  D     Bond                     30-50%            20-40%           5-25%         5-25%           0-10%

  E
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  B     Short-Term Bond          25-45%            10-30%           5-25%         0-10%           0-10%

  T
======= ======================== ================= ================ ============= =============== ===============

MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will only be made on a rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes a myriad of mutual funds within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM.

Upon receipt of exemptions from the SEC, the Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the "GWL&A Contract"); short-term "government securities," as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.00%, but may be higher. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Profile Portfolio's performance may be adversely affected by its investment in the GWL&A Contract, MCM's team believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table are advised by MCM. The Profile Portfolios may also invest in Underlying Portfolios that are not advised by MCM.


Short-Term Bond                                      Bond

oMaxim Short Duration Bond Portfolio                 oMaxim Bond Index Portfolio
oGWL&A Contract (upon receipt of                     oMaxim Loomis Sayles Bond Portfolio
  exemptions from SEC)                               oMaxim U.S. Government Mortgage Securities Portfolio
                                                     oMaxim  Global Bond Portfolio

International Equity                                 Mid-Cap Equity

oMaxim Templeton(R)International Equity Portfolio    oMaxim Ariel MidCap Value Portfolio
oMaxim INVESCO ADR Portfolio                         oMaxim Index 400 Portfolio
oMaxim Index European Portfolio                      oMaxim T. Rowe Price MidCap Growth Portfolio
oMaxim Index Pacific Portfolio

Large-Cap Equity                                     Small-Cap Equity

oMaxim Founders Growth & Income Portfolio            oMaxim Ariel Small-Cap Value Portfolio
oMaxim Value Index Portfolio                         oMaxim Index 600 Portfolio
oMaxim Stock Index Portfolio                         oMaxim Loomis Sayles Small-Cap Value Portfolio
oMaxim Growth Index Portfolio                        oMaxim INVESCO Small-Cap Growth Portfolio
oMaxim T. Rowe Price Equity/Income Portfolio


The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios
o Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

o Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios' ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

o For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

o For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk
o The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio's securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios

The bar charts and tables below provide an indication of the risk of investment in the Profile Portfolios' performance in each full calendar year since inception and comparing their average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile II Portfolio had previously compared its return to the Lipper Balanced Index. Each Profile I and II Portfolio now compares its return to the Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE Index. The new securities market indexes better represent the market sectors (and the types of securities) in which the Profile II Portfolios may invest.


Year-by-Year

Aggressive Profile I Portfolio
[OBJECT OMITTED]

1998     14.84%
1999     21.83%
2000     -6.82%
2001     -5.75%


During the periods shown in the chart for the Aggressive Profile I Portfolio, the highest return for a quarter was 21.85% (quarter ending December, 1998) and the lowest return for a quarter was -15.87% (quarter ending September, 1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Aggressive Profile I Portfolio             -5.75%               5.67%
Wilshire 5000 Index                              -10.89%              5.30%
MSCI EAFE Index                                  -21.21%             -0.40%


The inception date for the Maxim Aggressive Profile I Portfolio was September 9, 1997.
The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Moderately Aggressive Profile I Portfolio
[OBJECT OMITTED]

1998     12.54%
1999     22.05%
2000     -4.34%
2001     -4.64%



During the periods shown in the chart for the Moderately Aggressive I Profile Portfolio, the highest return for a quarter was 17.35% (quarter ending December, 1998) and the lowest return for a quarter was -13.70% (quarter ending September,
1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Moderately Aggressive Profile I
Portfolio                                        -4.64%               6.23%
Wilshire 5000 Index                              -10.89%              5.30%
MSCI EAFE Index                                  -21.21%             -0.40%
Lehman Aggregate Bond Index                       8.44%               7.36%


The inception date for the Maxim Moderately Aggressive Profile I Portfolio was September 9, 1997. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Moderate Profile I Portfolio
[OBJECT OMITTED]

1998     11.41%
1999     16.43%
2000     -1.38%
2001     -2.74%


During the periods shown in the chart for the Moderate Profile I Portfolio, the highest return for a quarter was 13.87% (quarter ending December, 1998) and the lowest return for a quarter was -10.76% (quarter ending September, 1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Moderate Profile I Portfolio               -2.74%               5.81%
Wilshire 5000 Index                              -10.89%              5.30%
MSCI EAFE Index                                  -21.21%             -0.40%
Lehman Aggregate Bond Index                       8.44%               7.36%


The inception date for the Maxim Moderate Profile I Portfolio was September 9, 1997.
The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Moderately Conservative Profile I Portfolio
[OBJECT OMITTED]

1998     9.75%
1999     8.34%
2000     -0.12%
2001     -0.66%

During the periods shown in the chart for the Moderately Conservative Profile I Portfolio, the highest return for a quarter was 9.13% (quarter ending December, 1998) and the lowest return for a quarter was -6.86% (quarter ending September,
1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Moderately Conservative Profile I
Portfolio                                        -0.66%               4.44%
Wilshire 5000 Index                              -10.89%              5.30%
MSCI EAFE Index                                  -21.21%             -0.40%
Lehman Aggregate Bond Index                       8.44%               7.36%


The inception date for the Maxim Moderately Conservative Profile I Portfolio was September 9, 1997. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Conservative Profile I Portfolio
[OBJECT OMITTED]

1998     8.25%
1999     4.86%
2000     5.86%
2001     2.91%


During the periods shown in the chart for the Conservative Profile I Portfolio, the highest return for a quarter was 4.50% (quarter ending December, 1998) and the lowest return for a quarter was -1.76% (quarter ending September, 1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Conservative Profile I Portfolio             2.91%              5.89%
Wilshire 5000 Index                              -10.89%              5.30%
Lehman Aggregate Bond Index                       8.44%               7.36%


The inception date for the Maxim Conservative Profile I Portfolio was September 9, 1997.
The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Aggressive Profile II Portfolio
[OBJECT OMITTED]

2000 -6.15%
2001  -13.37%


During the period shown in the chart for the Aggressive Profile II Portfolio, the highest return for a quarter was 16.18% (quarter ending December, 2001) and the lowest return for a quarter was -19.74% (quarter ending September, 2001).


The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                    One Year
Maxim Aggressive Profile II Portfolio              -13.37%           -2.15%
Wilshire 5000 Index                                -10.89%           -3.91%
MSCI World excluding US Index                      -22.56%           -10.34%
MSCI EAFE                                          -21.21%           -9.42%


The inception date for the Maxim Aggressive Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The MSCI World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries.


Moderately Aggressive Profile II Portfolio
[OBJECT OMITTED]

2000 - 5.77%
2001  -10.74%


During the period shown in the chart for the Moderately Aggressive Profile II Portfolio, the highest return for a quarter was 12.02% (quarter ending December, 2001) and the lowest return for a quarter was -15.01% (quarter ending September,
2001).


The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Moderately Aggressive Profile II
Portfolio                                        -10.74%             -2.46%
Wilshire 5000 Index                              -10.89%             -3.91%
MSCI World excluding US Index                    -22.56%             -10.34%
MSCI EAFE Index                                  -21.21%             -9.42%
Lehman Aggregate Bond Index                       8.44%               8.76%


The inception date for the Maxim Moderately Aggressive Profile II Portfolio was September 16, 1999. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The MSCI World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.


Moderate Profile II Portfolio
[OBJECT OMITTED]

2000 -2.19%
2001 -6.74%


During the period shown in the chart for the Moderate Profile II Portfolio, the highest return for a quarter was 9.72% (quarter ending December, 2001) and the lowest return for a quarter was -11.53% (quarter ending September, 2001).


The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Moderate Profile II Portfolio              -6.74%              -0.37%
Wilshire 5000 Index                              -10.89%             -3.91%
Lehman Aggregate Bond Index                       8.44%               8.66%
MSCI World excluding US Index                    -22.56%             -10.34%
Lehman 1-3 Year Govt/Credit Bond Index            8.73%               8.00%
MSCI EAFE Index                                  -21.21%             -9.42%


The inception date for the Maxim Moderate Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The MSCI World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Government/Credit Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.


Moderately Conservative Profile II Portfolio
[OBJECT OMITTED]

2000     -2.35%
2001     -5.38%



During the period shown in the chart for the Moderately Conservative Profile II Portfolio, the highest return for a quarter was 6.76% (quarter ending December, 2001) and the lowest return for a quarter was -8.26%% (quarter ending September,
2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Moderately Conservative Profile
II Portfolio                                     -5.38%              -0.17%
Lehman 1-3 Year Govt/Credit Bond Index            8.73%               7.99%
Lehman Aggregate Bond Index                       8.44%               8.65%
Wilshire 5000 Index                              -10.89%             -2.83%
MSCI World excluding US Index                    -22.56%             -10.34%
MSCI EAFE Index                                  -21.21%             -9.42%

The inception date for the Maxim Moderately Conservative Profile II Portfolio was September 27, 1999. The MSCI World excluding US Index is based on the share prices of companies listed on stock exchanges in nineteen developed countries. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Government/Credit Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.


Conservative Profile II Portfolio
[OBJECT OMITTED]

2000  0.95%
2001  0.60%


During the period shown in the chart for the Conservative Profile II Portfolio, the highest return for a quarter was 3.80% (quarter ending December, 2001) and the lowest return for a quarter was -2.84% (quarter ending September, 2001).


The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2001:

                                                                 Since Inception
                                                One Year
Maxim Conservative Profile II Portfolio           0.60%               2.82%
Lehman Intermediate Govt/Credit Bond
Index                                             8.76%               8.15%
Lehman 1-3 Year Govt/Credit Bond Index            8.73%               7.65%
Wilshire 5000 Index                              -10.89%             -2.80%
Lehman Aggregate Bond Index                       8.44%               8.65%

The inception date for the Maxim Conservative Profile II Portfolio was September 30, 1999. The S&P 500 Index Portfolio is comprised of stocks that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman 1-3 Year Government/Credit Bond Index is comprised of short-average-life U.S. Government and agency bonds and investment-grade corporate bonds.

                                FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.1,2


SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases...................................... NONE
Sales Load Imposed on Reinvested  Dividends.........................  NONE
Deferred Sales Load.................................................  NONE
Redemption Fees.....................................................  NONE
Exchange Fees.......................................................  NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------

                                 Maxim    Maxim         Maxim U.S.    Maxim           Maxim      Maxim Loomis         Maxim
                                 Money       Bond         Gov't.      Short        U.S. Gov't.    Sayles Bond      Templeton(R)
                                Market                  Securities    Duration      Mortgage                      International
                                                                         Bond      Securities                        Equity3


------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------
------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------
Management Fees                  0.46%      0.60%         0.60%         0.60%         0.60%          0.90%            1.00%
------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------
------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------
Distribution (12b-1) Fees        NONE        NONE          NONE          NONE         NONE           NONE             NONE
------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------
------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------

Other Expenses                   0.00%      0.00%         0.00%         0.00%         0.00%          0.00%            0.26%

------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------
------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------
Total Annual Portfolio

Operating Expenses               0.46%      0.60%         0.60%         0.60%         0.60%          0.90%            1.26%

------------------------------ ---------- ----------- --------------- ----------- -------------- -------------- ------------------

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------

                                Maxim INVESCO    Maxim Founders       Maxim        Maxim T.      Maxim Ariel      Maxim T. Rowe
                                    ADR4        Growth & Income5     INVESCO      Rowe Price     MidCap Value     Price MidCap

                                                                    Balanced        Equity/                          Growth
                                                                                    Income
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Management Fees                     1.00%            1.00%            1.00%          0.80%          0.95%             1.00%
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Distribution (12b-1) Fees           NONE              NONE            NONE           NONE            NONE             NONE
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------

Other Expenses                      0.14%            0.15%            0.00%          0.08%          0.15%             0.05%

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Total Annual Portfolio

Operating Expenses                  1.14%            1.15%            1.00%          0.88%          1.10%             1.05%

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
                                    Maxim            Maxim         Maxim Index       Maxim       Maxim Value       Maxim Index
                                    Bond             Global            400       Growth Index       Index            Pacific
                                    Index             Bond
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Management Fees                     0.50%            1.30%            0.60%          0.60%          0.60%             1.00%
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Distribution (12b-1) Fees           NONE              NONE            NONE           NONE            NONE             NONE
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------

Other Expenses                      0.00%            0.00%            0.00%          0.00%          0.00%             0.20%

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Total Annual Portfolio

Operating Expenses                  0.50%            1.30%            0.60%          0.60%          0.60%             1.20%

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
                                 Maxim Ariel     Maxim INVESCO    Maxim Loomis    Maxim Stock    Maxim Index          Maxim
                                  Small-Cap        Small-Cap         Sayles          Index           600              Index

                                   Value6           Growth7         Small-Cap                                       European
                                                                     Value8

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Management Fees                     1.00%            0.95%            1.00%          0.60%          0.60%             1.00%
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Distribution (12b-1) Fees           NONE              NONE            NONE           NONE            NONE             NONE
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------

Other Expenses                      0.10%            0.12%            0.11%          0.00%          0.00%             0.20%

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------
Total Annual Portfolio

Operating Expenses                  1.10%            1.07%            1.11%          0.60%          0.60%             1.20%

------------------------------ ---------------- ----------------- -------------- -------------- --------------- ------------------


------------------------------ ---------------- ----------------- -------------- --------------- --------------

                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                 Profile I9        Aggressive      Profile I9     Conservative    Profile I9
                                                  Profile I9                      Profile I9

------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                  0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------

------------------------------ ---------------- ----------------- -------------- --------------- --------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative

                                Profile II10       Aggressive     Profile II10    Conservative   Profile II10
                                                  Profile II10                    Profile II10

------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.10%            0.10%            0.10%          0.10%           0.10%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                  0.10%            0.10%            0.10%          0.10%           0.10%
------------------------------ ---------------- ----------------- -------------- --------------- --------------


1 Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level which are not disclosed in this Prospectus.
2 The expenses shown for all Portfolios are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented.
3 For the Maxim Templeton(R) International Equity Portfolio, "Other Expenses" were lower than the figure shown by 0.03% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time.
4 For the Maxim INVESCO ADR Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time.
5For the Maxim Founders Growth & Income Portfolio, "Other Expenses" were lower than the figure shown by 0.04% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time. 6For the Maxim Ariel Small-Cap Value Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time.
7For the Maxim INVESCO Small-Cap Growth Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time. 8For the Maxim Loomis Sayles Small-Cap Value Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the Investment Adviser. The Investment Adviser can terminate this voluntary waiver at any time. 9Each Profile I Portfolio and Profile II Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile I
- 0.95% to 1.52%; Maxim Moderately Aggressive Profile I -0.91% to 1.38%; Maxim Moderate Profile I -1.04% to 1.40%; Maxim Moderately Conservative Profile I -0.93% to 1.37%; Maxim Conservative Profile I - 0.96% to 1.34%; Maxim Aggressive Profile II - 0.77% to 1.72%; Maxim Moderately Aggressive Profile II - 0.75% to 1.57%; Maxim Moderate Profile II - 0.73% to 1.44%; Maxim Moderately Conservative Profile II - 0.73% to 1.32%; Maxim Conservative Profile II - 0.68% to 1.09%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

                                    Examples

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


              Portfolio                         1 Year          3 Years         5 Years          10 Years
Maxim Money Market                                 $47            $149             $261            $593
Maxim Bond                                         $62            $194             $340            $774
Maxim Bond Index                                   $51            $162             $283            $645
Maxim U.S. Government Securities                   $62            $194             $340            $774
Maxim U.S. Government Mortgage Securities          $62            $194             $340            $774
Maxim Short Duration Bond*                         $62            $194             $340            $774
Maxim Loomis Sayles Bond**                         $92            $291             $510            $1,160
Maxim Global Bond                                  $133           $420             $736            $1,676
Maxim Templeton(R)International Equity             $129           $407             $714            $1,624
Maxim INVESCO ADR                                  $117           $368             $646            $1,470
Maxim Index European                               $123           $388             $680            $1,547
Maxim Index Pacific                                $123           $388             $680            $1,547
Maxim Founders Growth & Income                     $114           $359             $629            $1,431
Maxim T. Rowe Price Equity/Income                  $90            $284             $498            $1,135
Maxim INVESCO Balanced                             $103           $323             $566            $1,289
Maxim Stock Index                                  $62            $194             $340            $774
Maxim Growth Index                                 $62            $194             $340            $774
Maxim Value Index                                  $62            $194             $340            $774
Maxim Ariel MidCap Value                           $113           $355             $623            $1,418
Maxim T. Rowe Price MidCap Growth                  $108           $339             $595            $1,354
Maxim Index 400                                    $62            $194             $340            $774
Maxim Ariel Small-Cap Value                        $113           $355             $623            $1,418
Maxim INVESCO Small-Cap Growth                     $110           $346             $606            $1,379
Maxim Loomis Sayles Small-Cap Value                $114           $359             $629            $1,431
Maxim Index 600                                    $62            $194             $340            $774
Maxim Aggressive Profile I                         $26            $81              $141            $322
Maxim Moderately Aggressive Profile I              $26            $81              $141            $322
Maxim Moderate Profile I                           $26            $81              $141            $322
Maxim Moderately Conservative Profile I            $26            $81              $141            $322
Maxim Conservative Profile I                       $26            $81              $141            $322
Maxim Aggressive Profile II                        $10            $32              $57             $129
Maxim Moderately Aggressive Profile II             $10            $32              $57             $129
Maxim Moderate Profile II                          $10            $32              $57             $129
Maxim Moderately Conservative Profile II           $10            $32              $57             $129
Maxim Conservative Profile II                      $10            $32              $57             $129


* Formerly, the Short-Term Maturity Bond Portfolio.
** Formerly, the Loomis Sayles Corporate Bond Portfolio.

                      MORE INFORMATION ABOUT THE PORTFOLIOS

        -----------------------------------------------------------------
         Some of the Portfolios are managed by sub-advisers which manage other mutual funds having similar names and investment
         objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment
            performance of other mutual funds and any similarly-named
                       Portfolio may differ substantially.

        -----------------------------------------------------------------

Each Portfolio follows a distinct set of investment strategies. Twenty-two Portfolios are considered to be "Equity Portfolios" because they invest primarily in equity securities (mostly common stocks). Twelve Portfolios (including the Money Market Portfolio) are considered to be "Debt Portfolios" because they invest primarily in debt securities (mostly bonds). One Portfolio is considered to be a "Balanced Portfolio" because its principal investment strategy is to invest in a mix of debt and equity securities. All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Founders Growth & Income, and the Maxim Aggressive and Moderately Aggressive Profile Portfolios will normally invest at least 65% of their assets in equity securities. Each of the other Equity Portfolios will normally invest at least 80% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

         o   Maxim Ariel Small-Cap Value Portfolio            o   Maxim INVESCO Small-Cap Growth Portfolio
         o   Maxim Loomis Sayles Small-Cap Value Portfolio    o   Maxim Ariel MidCap Value Portfolio
         o   Maxim T. Rowe Price MidCap Growth Portfolio      o   Maxim Templeton(R)International Equity Portfolio
         o   Maxim INVESCO ADR Portfolio                      o   Maxim Founders Growth & Income Portfolio
         o   Maxim T. Rowe Price Equity/Income Portfolio      o   Maxim Stock Index Portfolio
         o   Maxim Index 600 Portfolio                        o   Maxim Value Index Portfolio
         o   Maxim Growth Index Portfolio                     o   Maxim Index 400 Portfolio
         o   Maxim Index European Portfolio                   o   Maxim Index Pacific Portfolio
         o   Aggressive Profile I Portfolio                   o   Aggressive Profile II Portfolio
         o   Moderate Profile I Portfolio++                   o   Moderate Profile II Portfolio++
         o   Moderately Aggressive Profile I Portfolio        o   Moderately Aggressive Profile II Portfolio


++ Please note that the Moderate Profile I and Moderate Profile II Portfolios may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding "Debt Portfolios" below beginning on page 56.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies, though only the Maxim Templeton(R) International Equity, Maxim INVESCO ADR, Maxim Index Pacific and Maxim Index European Portfolios will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page 58.

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Debt securities are discussed below under "Debt Portfolios." Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 59.

The Aggressive Profile I, Moderately Aggressive Profile I, Moderate Profile I, Aggressive Profile II, Moderately Aggressive Profile II and Moderate Profile II Portfolios are considered "Equity Portfolios" because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies
Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Index Portfolios
Certain of the Equity Portfolios are Index Portfolios. This means they are not actively managed, but are designed to track the performance of specified benchmarks. The benchmark indexes are described below:

The S&P 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged, market-value weighted index of 500 stock prices. The stocks which make up the S&P 500 trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

The S&P Small Cap 600 Stock Index (the "S&P 600") is a widely recognized, unmanaged index of 600 stock prices. The index is market-value weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (stock price multiplied by the number of outstanding shares). The stocks which make up the S&P 600 trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ quotation system. The S&P 600 is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

The S&P 400 MidCap Index (the "S&P 400") is a widely recognized, unmanaged market capitalization weighted index of 400 stocks representing the mid-range in terms of tradable market value of the U.S. equity market.

The S&P/BARRA Growth Index (the "Growth Index") is a widely recognized, unmanaged index that contains half of the market value of the S&P 500. The Growth Index is comprised of the stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios.

The S&P/BARRA Value Index (the "Value Index") is a widely recognized, unmanaged index that contains the other half of the market value of the S&P 500. The Value Index is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios.

**Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "S&P 600(R)," "Standard &
Poor's 500", "Standard & Poor's SmallCap 600 Index," "S&P SmallCap 600 Index," "S&P 500/BARRA Growth Index," "S&P 500/BARRA Value Index," and "S&P 400 MidCap Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Company. Maxim Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Maxim Series Fund.

The FTSE Pacific Index and the FTSE European Index are unmanaged, market-value weighted indices of equity securities traded on the stock exchanges of the countries represented in the respective indices. They are designed to represent the performance of stocks in the large-cap sector of the markets from the countries included in the European and Pacific Rim regions of the world. FTSE is a trade mark of London Stock Exchange Limited ("Exchange") and The Financial Times Limited ("Financial Times") and is used by the Fund under license. All rights in the index values and constituent lists vests in FTSE International Limited. We have obtained full licenses from FTSE International Limited to use such rights in the creation of the Maxim Index European and Maxim Index Pacific Portfolios. Neither FTSE nor the Exchange nor Financial Times makes any warranty or representation whatsoever expressly or implied either as to the results to be obtained from the use of the FTSE Pacific Index or the FTSE European Index and/or the figure at which these Indexes stand at any particular time on any particular day or otherwise. The Indexes are compiled and calculated by FTSE; however, neither FTSE nor the Exchange nor Financial Times shall be liable (whether in negligence or otherwise) to any person for any error in the Indexes and neither FTSE nor the Exchange nor Financial Times shall be liable under any obligation to advise any person of the error therein.

The S&P 500, S&P 600, S&P 400, Growth Index and Value Index are sponsored by Standard & Poor's, which is responsible for determining which stocks are represented on the indices.

The FT/S&P Pacific Index and the FT/S&P European Index are sponsored by the Financial Times-Stock Exchange International; Standard & Poor's; Goldman, Sachs and Company; Nat West Securities, Ltd. Each of these entities has voting rights on a committee that is responsible for determining the composition of the stocks comprising the indices.

None of the Portfolios is endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the "Sponsors"), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolios or MCM. The Sponsors are not responsible for and do not participate in the operation or management of any Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 500, S&P 600, S&P 400, Growth Index, Value Index, FT/S&P Pacific and FT/S&P European Indices assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Debt Portfolios

Each of the Maxim Conservative and Moderately Conservative Profile Portfolios will normally invest at least 65% of its assets in debt securities. Each of the other Debt Portfolios will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments. The Debt Portfolios include:


         o  Maxim Bond Portfolio                              o  Maxim Loomis Sayles Bond Portfolio
         o  Maxim U.S. Government Securities Portfolio        o  Maxim Short Duration Bond Portfolio
         o  Maxim Global Bond Portfolio                       o  Maxim U.S. Gov't. Mortgage Securities Portfolio
         o  Maxim Bond Index Portfolio                        o  Moderately Conservative Profile I Portfolio++
         o  Conservative Profile I Portfolio++                o  Moderately Conservative Profile II Portfolio++
         o  Conservative Profile II Portfolio++               o  Maxim Money Market Portfolio

++ Please note that the Moderately Conservative and Conservative Profile I and Moderately Conservative and Conservative Profile II Portfolios may invest to a minimum of less than 65% in the short-term bond and bond categories combined. It is, therefore, important that an investor also review the discussion regarding "Equity Portfolios" above beginning on page 54.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The following Portfolios may invest in below investment grade debt securities: Maxim Bond, Maxim Loomis Sayles Bond, Maxim INVESCO Small-Cap Growth, Maxim Templeton(R) International Equity, Maxim Global Bond, Maxim T. Rowe Price Equity/Income, Maxim Short Duration Bond, Moderately Conservative Profile I, Conservative Profile I, Moderately Conservative Profile II and Conservative Profile II Portfolios.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities" on page 58.

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under "Equity Portfolios." Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 59.

Debt Index Portfolio
The Bond Index Portfolio is not actively managed, but is designed to track the performance of a specified benchmark. The Benchmark Index is described below:

Lehman Aggregate Bond Index
The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies
In addition to the Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio's sub-adviser. Each non-Money Market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Balanced Portfolio

The Maxim INVESCO Balanced Portfolio's principal investment strategy is to invest in both debt securities and equity securities. As such, the Portfolio will be subject primarily to the risks discussed above under "Equity Securities" and "Debt Securities". The Maxim INVESCO Balanced Portfolio is required to invest at least 50% of its assets in equity securities and at least 25% in debt securities. However, the Portfolio's day-to-day investment allocation mix among equity and debt securities will be determined by the Sub-Adviser based on the Sub-Adviser's perception of prevailing market conditions and risks. By investing in both debt and equity securities, it is anticipated that the Portfolio will generally be less volatile than the overall market.

The Maxim INVESCO Balanced Portfolio has the flexibility to invest up to 25% of its assets in foreign securities. Investments in foreign securities present special risks and other considerations; these are discussed below under "Foreign Securities" below. Similar to the Equity Funds, this Portfolio may also engage in various types of "derivative" transactions to protect the value of its investments. Risks associated with derivative transactions are discussed in "Derivatives" below at page 59.

                           OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim Templeton(R) International Equity, Maxim Index Pacific, Maxim Index European, Maxim Global Bond and Maxim INVESCO ADR Portfolios pursue investment in foreign securities as their principal investment strategy. Therefore, as an investor in these Portfolios, the return on your investment will be based substantially on the rewards and risks relating to foreign investment. However, many of the other Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

As noted, the Maxim Templeton(R) International Equity, Maxim Index Pacific, Maxim Index European, Maxim Global Bond and Maxim INVESCO ADR Portfolios have substantial exposure to foreign markets since these Portfolios invest primarily in securities of foreign issuers. The other Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Maxim Money Market and Profile Portfolios, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolios to hedge investments or manage interest or currency-sensitive assets. The Index Portfolios may purchase and sell derivative instruments (futures contracts on the Benchmark Index and options thereon) as part of their principal investment strategy. The other non-Index Portfolios which may enter into derivative transactions will do so only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information.

                          MANAGEMENT OF THE PORTFOLIOS

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $ 7.5 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

                      Portfolio                                   Percentage of Average Net Assets

Maxim Money Market                                                             0.46%
Maxim Bond                                                                     0.60%
Maxim U.S. Government Securities                                               0.60%
Maxim U.S. Government Mortgage Securities                                      0.60%
Maxim Loomis Sayles Bond *                                                     0.90%
Maxim Short Duration Bond**                                                    0.60%
Maxim Global Bond                                                              1.30%
Maxim Templeton(R)International Equity                                         1.00%
Maxim INVESCO ADR                                                              1.00%
Maxim Founders Growth & Income                                                 1.00%
Maxim T. Rowe Price Equity/Income                                              0.80%
Maxim INVESCO Balanced                                                         1.00%
Maxim Ariel MidCap Value                                                       0.95%
Maxim T. Rowe Price MidCap Growth                                              1.00%
Maxim Ariel Small-Cap Value                                                    1.00%
Maxim Loomis Sayles Small-Cap Value                                            1.00%
Maxim INVESCO Small-Cap Growth                                                 0.95%
Maxim Stock Index                                                              0.60%
Maxim Index 600                                                                0.60%
Maxim Index 400                                                                0.60%
Maxim Value Index                                                              0.60%
Maxim Growth Index                                                             0.60%
Maxim Bond Index                                                               0.50%
Maxim Index European                                                           1.00%
Maxim Index Pacific                                                            1.00%
Aggressive Profile I                                                           0.25%
Moderately Aggressive Profile I                                                0.25%
Moderate Profile I                                                             0.25%
Moderately Conservative I                                                      0.25%
Conservative Profile I                                                         0.25%
Aggressive Profile II                                                          0.10%
Moderately Aggressive Profile II                                               0.10%
Moderate Profile II                                                            0.10%
Moderately Conservative II                                                     0.10%
Conservative Profile II                                                        0.10%
* Formerly, the Maxim Loomis Sayles Corporate Bond Portfolio.
** Formerly, the Maxim Short-Term Maturity Bond Portfolio.


For those Portfolios that are `directly' advised by MCM (i.e., without the assistance of a sub-adviser), namely the Maxim Money Market, Maxim Bond, Maxim Bond Index, Maxim Short Duration Bond, Maxim U.S. Government Securities, Maxim U.S. Government Mortgage Securities and the Profile Portfolios, MCM uses teams of professionals to manage the assets of those Portfolios. Each Portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of their respective Portfolios. The teams meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable Portfolios all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable Portfolios with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Portfolios a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving a sub-adviser to one or more Portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

For those Portfolios for which MCM has entered into an agreement with a sub-adviser, the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each sub-adviser for its services. The following sub-advisers provide services for the Portfolios indicated:


Loomis Sayles & Company, L.P                            Templeton Investment Counsel, LLC
----------------------------                            ---------------------------------
Maxim Looms Sayles Bond Portfolio                       Maxim Templeton(R)International Equity Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio


Ariel Capital Management, Inc.                          T. Rowe Price Associates, Inc.
------------------------------                          ------------------------------
Maxim Ariel MidCap Value Portfolio                      Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Ariel Small-Cap Value Portfolio                   Maxim T. Rowe Price Equity/Income Portfolio

INVESCO Funds Group, Inc.                               INVESCO Global Asset Management (N.A.)
-------------------------                               --------------------------------------
Maxim INVESCO Small-Cap Growth Portfolio                Maxim INVESCO ADR Portfolio
Maxim INVESCO Balanced Portfolio

Barclays Global Fund Advisors                           Founders Asset Management LLC
-----------------------------                           -----------------------------
Maxim Stock Index Portfolio                             Maxim Founders Growth & Income Portfolio
Maxim Growth Index Portfolio
Maxim Value Index Portfolio                             Pareto Partners
                                                        ---------------
Maxim Index 600 Portfolio                               Maxim Global Bond Portfolio
Maxim Index 400 Portfolio
Maxim Index European Portfolio
Maxim Index Pacific Portfolio

Following is additional information about each sub-adviser:

Templeton Investment Counsel, LLC ("TIC") is a subsidiary of Templeton Worldwide, Inc., which in turn is a direct, wholly-owned subsidiary of Franklin Resources, Inc. TIC is a Delaware limited liability company with its principal business address at Broward Financial Centre, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394.

The day-to-day manager of the Maxim Templeton(R) International Equity Portfolio is Mark Beveridge, Senior Vice President, TIC (since 1985).

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. This investment committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers has been the portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. This investment committee also serves as the investment committee for the T. Rowe Price Mid-Cap Growth Fund. Mr. Berghuis has been Chairman of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1988 and joined T. Rowe Price in 1985.

INVESCO Funds Group, Inc. ("INVESCO") is a Delaware corporation and an indirect wholly-owned subsidiary of AMVESCAP PLC. INVESCO is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is4350 South Monaco Street, Denver, Colorado, 80237.

The day-to-day management of the Maxim INVESCO Small-Cap Growth Portfolio is provided by Stacie Cowell. Ms. Cowell is the portfolio manager of the Maxim INVESCO Small-Cap Growth Portfolio and INVESCO Small Company Growth Fund (since
1997); portfolio manager and vice president (since 1996) of INVESCO. Formerly, Ms. Cowell was senior equity analyst with Founders Asset Management; and was capital markets and trading analyst with Chase Manhattan Bank in New York.

The day-to-day management of the Maxim INVESCO Balanced Portfolio is provided by the following members of INVESCO's Equity Income and Fixed Income teams: Richard
R. Hinderlie, Charles P. Mayer and Peter M. Lovell. Mr. Lovell is the lead portfolio manager of the Portfolio and the INVESCO Balanced Fund (since 2000). Mr. Lovell previously was co-portfolio manager of the INVESCO Balanced Fund and the Maxim INVESCO Balanced Portfolio (1998 to 2000), an equity analyst with INVESCO's Equity Income team (1996-1999), an equity assistant with INVESCO's investment division (1994-1996) and co-financial consultant with Merrill Lynch (1992-1994). Mr. Mayer is a co-portfolio manager of the Portfolio, INVESCO Equity Income Fund, Inc., INVESCO VIF-Equity Income Fund and the INVESCO Balanced Fund. Mr. Mayer began his investment career in 1969 and is now senior vice president of INVESCO; from 1993 to 1994, he was a vice president of INVESCO. From 1984 to 1993, he was a portfolio manager with Westinghouse Pension. Mr. Hinderlie is a vice president of INVESCO and serves as co-portfolio manager of the Portfolio and the INVESCO Balanced and INVESCO Total Return Funds. Mr. Hinderlie joined INVESCO in 1993 and has an M.B.A. from Arizona State University and a B.A. from Pacific Lutheran University.

INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), is a Delaware corporation and a wholly owned subsidiary of INVESCO. IGAM is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

The day-to-day manager of the Maxim INVESCO ADR Portfolio is W. Lindsay Davidson, who also serves as portfolio manager for the INVESCO ADR International Equity Management Fund. Mr. Davidson has been with INVESCO PLC since 1984 and in 1989 he assumed responsibility for global and international portfolios. Mr. Davidson began his investment career in 1974 and previously worked for both insurance and reinsurance companies in England. He holds an M.A. (Honours) degree in Economics from Edinburgh University.

Ariel Capital Management, Inc. (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is an Illinois corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel Small-Cap Value Portfolio is John W. Rogers, Jr. - - B.A. in Economics, Princeton University. Mr. Rogers' business experience during the past five years is as Chief Investment Officer, Ariel Capital Management and Portfolio Manager, Ariel Fund (formerly known as the Ariel Growth Fund).

The day-to-day manager for the Maxim Ariel MidCap Value Portfolio is Eric T. McKissack, CFA - - B.S. in Management and Architecture, Massachusetts Institute of Technology and MBA, University of California at Berkley. Mr. McKissack's business experience during the past five years is as Vice Chairman and Co-Chief Investment, Ariel Capital Management and Portfolio Manager, Ariel Appreciation Fund.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss, Executive Vice President of Loomis Sayles who also serves as the fund manager for a number of mutual funds including the Loomis Sayles Bond Fund. Mr. Fuss has been employed by Loomis Sayles for more than five years.

Joseph R. Gatz, Vice President of Loomis Sayles, has co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999. Prior to joining Loomis Sayles in 1999, Mr. Gatz was employed by Anc One and certain of its corporate predecessors since 1993. Daniel G. Thelen, Vice President of Loomis Sayles, has served as co-manager of the Portfolio since 1999 and has been employed with Loomis Sayles since 1996.

Founders Asset Management LLC ("Founders") is a Delaware limited liability company, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 2930 East Third Avenue, Denver, Colorado 80206.

John B. Jares, Chartered Financial Analyst and Vice President-Investments of Founders, is the portfolio manager for the Maxim Founders Growth & Income Portfolio. Mr. Jares is also the portfolio manager of the Dreyfus Founders Growth and Income Fund, Dreyfus Founders Growth Fund and the Dreyfus Founders Balanced Fund and assists in managing the domestic portion of the Dreyfus Founders Worldwide Growth Fund. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

Pareto Partners ("Pareto") an English Partnership, serves as the sub-adviser to the Maxim Global Bond Portfolio. Mellon Bank, N.A. owns 30% of Pareto, XL Capital Ltd. owns 30% of Pareto and the employees of Pareto own the remaining 40% of Pareto. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

The Portfolio is managed by Charles P. Dolan. He is a Managing Director and Senior Portfolio Manager at Pareto and has been employed by Pareto since April 1998. Through Pareto's affiliates, he has been employed on Pareto's global bond portfolios since 1994.

Barclays Global Fund Advisors ("Barclays") is a California corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 45 Fremont Street, San Francisco, California 94105. Barclays is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, with its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2001, BGI and its affiliates, including Barclays, provided investment advisory services for assets worth in excess of $768 billion. Barclays uses teams of portfolio managers, investment strategists, and other investment specialists. This team approach brings together many disciplines and leverages Barclays' extensive resources. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. Barclays began management of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600 and Maxim Index 400 Portfolios on April 1, 2001 and the Maxim Index European and Maxim Index Pacific Portfolios on May 1, 2001.



                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of GWL&A and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o        You can request an exchange in writing or by telephone.
o        Written requests should be submitted to:
         8505 East Orchard Road, 401(k) Operations Department
         Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:

(1)      the name of the account
(2)      the account number
(3) the name of the Portfolio from which the shares of which are to be sold
(4)      the dollar amount or number of shares to be exchanged
(5)      the name of the Portfolio(s) in which new shares will be purchased; and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o        You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.
o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.
During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value for the other Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Dividends and Capital Gains Distributions
Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o The Maxim Bond, Maxim Bond Index, Maxim U.S. Government Mortgage Securities, Maxim U.S. Government Securities and Maxim Short Duration Bond Portfolios ordinarily distribute dividends from net investment income quarterly.
o The Maxim Founders Growth & Income, Maxim T. Rowe Price Equity/Income, Maxim INVESCO Balanced, Maxim Ariel MidCap Value, Maxim T. Rowe Price MidCap Growth, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Small-Cap Value, Maxim INVESCO Small-Cap Growth, Maxim Stock Index, Maxim Index 600, Maxim Value Index, Maxim Growth Index, Maxim Index 400, Maxim Global Bond, Maxim Loomis Sayles Bond and all Profile Portfolios ordinarily distribute dividends semi-annually.

o The Maxim Templeton(R) International Equity, Maxim INVESCO ADR, Maxim Index European and Maxim Index Pacific Portfolios ordinarily distribute dividends annually.
o All of the Portfolios generally distribute capital gains, at least once annually.

Tax Consequences
The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.


                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns in the following tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                      Year Ended December 31,
                                      ----------------------------------------------------------------
                                      ----------------------------------------------------------------
                                         2001         2000         1999          1998         1997
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Net Asset Value, Beginning of Period$     1.0005 $     1.0005 $      1.0005 $     1.0007 $     1.0007

Income from Investment Operations

Net investment income                     0.0373       0.0590        0.0471       0.0505       0.0512
Net realized loss                         0.0000       0.0000        0.0000      (0.0002)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Total Income From
     Investment Operations                0.0373       0.0590        0.0471       0.0503       0.0512
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Less Distributions

From net investment income               (0.0373)     (0.0590)      (0.0471)     (0.0505)     (0.0512)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Total Distributions                      (0.0373)     (0.0590)      (0.0471)     (0.0505)     (0.0512)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Net Asset Value, End of Period      $     1.0005 $     1.0005 $      1.0005 $     1.0005 $     1.0007
                                      ===========  ===========  ============  ===========  ===========
                                      ===========  ===========  ============  ===========  ===========
                                          0.0000

Total Return                               3.80%        6.07%         4.81%        5.15%        5.24%

Net Assets, End of Period           $ 914,544,325$ 718,263,754$ 722,697,255 $ 619,416,664$ 453,155,210

Ratio of Expenses to
Average Net Assets                         0.46%        0.46%         0.46%        0.46%        0.46%

Ratio of Net Investment Income to
Average Net Assets                         3.62%        5.93%         4.73%        5.05%        5.14%

MAXIM SERIES FUND, INC.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                          2001         2000         1999          1998         1997
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Net Asset Value, Beginning of Period $     1.1498 $     1.1421  $    1.2169  $     1.2119 $     1.2059

Income from Investment Operations

Net investment income                      0.0637       0.0785       0.0718        0.0740       0.0767
Net realized and unrealized gain (loss)    0.0155       0.0052      (0.0753)       0.0050       0.0060
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Total Income (Loss) From
Investment Operations                      0.0792       0.0837      (0.0035)       0.0790       0.0827
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Less Distributions

From net investment income                (0.0666)     (0.0760)     (0.0713)      (0.0740)     (0.0767)
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Total Distributions                       (0.0666)     (0.0760)     (0.0713)      (0.0740)     (0.0767)
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Net Asset Value, End of Period       $     1.1624 $     1.1498  $    1.1421  $     1.2169 $     1.2119
                                       ===========  ===========   ==========   ===========  ===========
                                       ===========  ===========   ==========   ===========  ===========
                                           0.0000

Total Return                                7.09%        7.55%       (0.27%)        6.65%        7.07%

Net Assets, End of Period            $ 62,363,325 $ 59,052,617  $ 70,255,648 $ 76,099,882 $ 70,283,703

Ratio of Expenses to
Average Net Assets                          0.60%        0.60%        0.60%         0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                          5.66%        6.63%        6.03%         6.00%        6.22%

Portfolio Turnover Rate                   124.35%       84.08%       67.43%        42.50%       90.81%





o Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

MAXIM SERIES FUND, INC.

STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                      --------------------------------------------------------------------
                                      --------------------------------------------------------------------
                                         2001          2000          1999           1998          1997
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Net Asset Value, Beginning of Period$     3.3582 $       4.0444 $      3.5821 $       2.9474 $     2.3650

Income from Investment Operations

Net investment income                     0.0216         0.0228        0.0272         0.0283       0.0364
Net realized and unrealized gain (loss)  (0.4203)       (0.3350)       0.6682         0.7538       0.7196
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Total Income (Loss) From
     Investment Operations               (0.3987)       (0.3122)       0.6954         0.7821       0.7560
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Less Distributions

From net investment income               (0.0212)       (0.0229)      (0.0271)       (0.0284)     (0.0364)
From net realized gains                  (0.2014)       (0.3511)      (0.2060)       (0.1190)     (0.1372)
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Total Distributions                      (0.2226)       (0.3740)      (0.2331)       (0.1474)     (0.1736)
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Net Asset Value, End of Period      $     2.7369 $       3.3582 $      4.0444 $       3.5821 $     2.9474
                                      ===========  =============  ============  =============  ===========
                                      ===========  =============  ============  =============  ===========
                                          0.0000

Total Return                             (11.63%)        (7.94%)       19.73%         26.79%       32.20%

Net Assets, End of Period           $ 864,986,474 $1,027,978,001 $1,166,072,152 $1,029,722,471 $817,386,568

Ratio of Expenses to
Average Net Assets                         0.60%          0.60%         0.60%          0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                         0.70%          0.60%         0.71%          0.87%        1.15%

Portfolio Turnover Rate                   11.46%         15.71%        10.69%         12.91%       17.30%

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                        Year Ended December 31,
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
                                           2001         2000         1999         1998          1997
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Net Asset Value, Beginning of Period  $     1.0865 $     1.0459 $     1.1049  $    1.0918  $     1.0738

Income from Investment Operations

Net investment income                       0.0597       0.0675       0.0630       0.0646        0.0707
Net realized and unrealized gain (loss)     0.0157       0.0398      (0.0600)      0.0126        0.0180
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Total Income From
     Investment Operations                  0.0754       0.1073       0.0030       0.0772        0.0887
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Less Distributions

From net investment income                 (0.0619)     (0.0667)     (0.0620)     (0.0641)      (0.0707)
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Total Distributions                        (0.0619)     (0.0667)     (0.0620)     (0.0641)      (0.0707)
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Net Asset Value, End of Period        $     1.1000 $     1.0865 $     1.0459  $    1.1049  $     1.0918
                                        ===========  ===========  ===========   ==========   ===========
                                        ===========  ===========  ===========   ==========   ===========
                                            0.0000

Total Return                                 7.07%       10.58%        0.30%        7.24%         8.51%

Net Assets, End of Period             $ 93,612,696 $ 84,688,097 $ 76,591,857  $ 78,875,126 $ 58,311,917

Ratio of Expenses to
Average Net Assets                           0.60%        0.60%        0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                           5.65%        6.44%        5.83%        5.91%         6.32%

Portfolio Turnover Rate                     66.47%       32.95%       51.82%       56.64%        55.54%

MAXIM SERIES FUND, INC.

SHORT DURATION BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001          2000         1999          1998         1997
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Net Asset Value, Beginning of Period $     1.0154  $     1.0021 $     1.0204  $     1.0134 $     1.0065

Income from Investment Operations

Net investment income                      0.0559        0.0589       0.0520        0.0546       0.0534
Net realized and unrealized gain (loss)    0.0230        0.0117      (0.0183)       0.0087       0.0070
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Total Income From
     Investment Operations                 0.0789        0.0706       0.0337        0.0633       0.0604
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Less Distributions

From net investment income                (0.0552)      (0.0573)     (0.0517)      (0.0543)     (0.0534)
From net realized gains                   (0.0049)       0.0000      (0.0003)      (0.0020)     (0.0001)
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Total Distributions                       (0.0601)      (0.0573)     (0.0520)      (0.0563)     (0.0535)
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Net Asset Value, End of Period       $     1.0342  $     1.0154 $     1.0021  $     1.0204 $     1.0134
                                       ===========   ===========  ===========   ===========  ===========
                                       ===========   ===========  ===========   ===========  ===========
                                           0.0000

Total Return                                7.91%         7.24%        3.37%         6.36%        6.14%

Net Assets, End of Period            $ 160,107,208 $ 155,623,717$ 137,920,472 $ 110,917,091$ 78,367,545

Ratio of Expenses to
Average Net Assets                          0.60%         0.60%        0.60%         0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                          5.28%         5.93%        5.29%         5.45%        5.47%

Portfolio Turnover Rate                   132.76%        85.06%       45.60%        37.33%       84.59%


MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                   Year Ended December 31,
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                     2001           2000         1999          1998          1997
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Net Asset Value, Beginning of   $      1.1686  $     1.1250 $     1.1863  $     1.1743  $     1.1519
   Period

Income from Investment Operations

Net investment income                  0.0632        0.0743       0.0676        0.0700        0.0745
Net realized and unrealized gain (loss)0.0188        0.0424      (0.0619)       0.0118        0.0224
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Total Income From
     Investment Operations             0.0820        0.1167       0.0057        0.0818        0.0969
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Less Distributions

From net investment income            (0.0652)      (0.0731)     (0.0670)      (0.0698)      (0.0745)
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Total Distributions                   (0.0652)      (0.0731)     (0.0670)      (0.0698)      (0.0745)
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Net Asset Value, End of Period  $      1.1854  $     1.1686 $     1.1250  $     1.1863  $     1.1743
                                  ============   ===========  ===========   ===========   ===========
                                  ============   ===========  ===========   ===========   ===========
                                            -

Total Return                            7.13%        10.71%        0.51%         7.12%         8.64%

Net Assets, End of Period       $ 219,596,282  $ 182,402,927$ 183,177,607 $ 192,302,277 $ 162,184,386

Ratio of Expenses to
Average Net Assets                      0.60%         0.60%        0.60%         0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                      5.66%         6.39%        5.86%         5.98%         6.44%

Portfolio Turnover Rate                49.85%        26.97%       46.74%       108.19%        34.01%



MAXIM SERIES FUND, INC.

BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                  Year Ended December 31,
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                     2001          2000          1999          1998         1997
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Net Asset Value, Beginning of   $      1.2864 $     1.2276  $     1.3010  $     1.2856 $      1.2774
   Period

Income from Investment Operations

Net investment income                  0.0687       0.0776        0.0695        0.0737        0.0769
Net realized and unrealized gain (loss)0.0262       0.0570       (0.0736)       0.0154        0.0081
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Total Income (Loss) From
     Investment Operations             0.0949       0.1346       (0.0041)       0.0891        0.0850
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Less Distributions

From net investment income            (0.0706)     (0.0758)      (0.0693)      (0.0737)      (0.0768)
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Total Distributions                   (0.0706)     (0.0758)      (0.0693)      (0.0737)      (0.0768)
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Net Asset Value, End of Period  $      1.3107 $     1.2864  $     1.2276  $     1.3010 $      1.2856
                                  ============  ===========   ===========   ===========  ============
                                  ============  ===========   ===========   ===========  ============
                                       0.0000

Total Return                            7.52%       11.28%        (0.31%)        7.08%         6.85%

Net Assets, End of Period       $ 182,737,304 $ 147,990,261 $ 133,484,683 $ 130,436,898$ 114,875,960

Ratio of Expenses to
Average Net Assets                      0.50%        0.50%         0.56%         0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                      5.60%        6.24%         5.56%         5.69%         6.02%

Portfolio Turnover Rate                56.51%       27.38%       127.95%        59.84%       140.35%


MAXIM SERIES FUND, INC.

LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                     Year Ended December 31,
                                    -------------------------------------------------------------------
                                    -------------------------------------------------------------------
                                       2001           2000         1999          1998         1997
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Net Asset Value, Beginning of     $      1.5958  $     1.3349 $     1.4482  $     1.5316 $      1.4028
   Period

Income from Investment Operations

Net investment income                    0.0082        0.0107       0.0079        0.0139        0.0103
Net realized and unrealized gain (loss)  0.2157        0.3024      (0.0219)      (0.0492)       0.3273
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Total Income (Loss) From
Investment Operations                    0.2239        0.3131      (0.0140)      (0.0353)       0.3376
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Less Distributions

From net investment income              (0.0081)      (0.0105)     (0.0084)      (0.0138)      (0.0100)
From net realized gains                 (0.1054)      (0.0417)     (0.0909)      (0.0343)      (0.1988)
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Total Distributions                     (0.1135)      (0.0522)     (0.0993)      (0.0481)      (0.2088)
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Net Asset Value, End of Period    $      1.7062  $     1.5958 $     1.3349  $     1.4482 $      1.5316
                                    ============   ===========  ===========   ===========  ============
                                    ============   ===========  ===========   ===========  ============
                                         0.0000

Total Return                             14.36%        23.74%       (0.43%)       (2.28%)       24.50%

Net Assets, End of Period         $ 226,496,088  $ 170,239,450$ 93,087,906  $ 127,807,361$ 183,322,635

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                    1.11%         1.16%        1.15%         1.11%         1.11%
- After Reimbursement #                   1.10%         1.16%        1.14%         1.11%         1.11%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                    0.48%         0.87%        0.52%         0.81%         0.89%
- After Reimbursement #                   0.49%         0.87%        0.53%         0.81%         0.89%

Portfolio Turnover Rate                  97.49%       122.31%      105.57%       149.12%        93.28%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                   Year Ended December 31,
                                   ------------------------------------------------------------------
                                   ------------------------------------------------------------------
                                      2001          2000         1999          1998          1997
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------


Net Asset Value, Beginning of    $     1.9411  $     2.8634 $      2.4276 $     1.8507  $     1.4852
   Period

Income from Investment Operations

Net investment income                  0.0056        0.0008        0.0061       0.0070        0.0085
Net realized and unrealized           (0.2599)      (0.6311)       0.6347       0.6769        0.4241
   gain (loss)
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Total Income (Loss) From
     Investment Operations            (0.2543)      (0.6303)       0.6408       0.6839        0.4326
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Less Distributions

From net investment income            (0.0057)      (0.0007)      (0.0061)     (0.0070)      (0.0085)
From net realized gains                0.0000       (0.2913)      (0.1989)     (0.1000)      (0.0586)
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Total Distributions                   (0.0057)      (0.2920)      (0.2050)     (0.1070)      (0.0671)
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Net Asset Value, End of Period   $     1.6811  $     1.9411 $      2.8634 $     2.4276  $     1.8507
                                   ===========   ===========  ============  ===========   ===========
                                   ===========   ===========  ============  ===========   ===========
                                       0.0000

Total Return                          (13.10%)      (22.36%)       26.87%       37.28%        29.26%

Net Assets, End of Period        $ 275,992,096 $ 350,803,126$ 499,612,225 $ 297,170,229 $ 162,975,760

Ratio of Expenses to
Average Net Assets                      0.60%         0.60%         0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                      0.32%         0.03%         0.26%        0.36%         0.54%

Portfolio Turnover Rate                37.66%        39.05%        54.24%       26.48%        21.52%

MAXIM SERIES FUND, INC.

T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                   Year Ended December 31,
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                     2001          2000          1999          1998          1997
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Net Asset Value, Beginning of   $      1.6640 $      1.6554 $     1.7804  $     1.7602  $     1.4492
   Period

Income from Investment Operations

Net investment income                  0.0228        0.0325       0.0339        0.0370        0.0357
Net realized and unrealized gain       0.0017        0.1678       0.0242        0.1177        0.3783
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Total Income From
    Investment Operations              0.0245        0.2003       0.0581        0.1547        0.4140
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Less Distributions

From net investment income            (0.0225)      (0.0324)     (0.0340)      (0.0369)      (0.0357)
From net realized gains               (0.0557)      (0.1593)     (0.1491)      (0.0976)      (0.0673)
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Total Distributions                   (0.0782)      (0.1917)     (0.1831)      (0.1345)      (0.1030)
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Net Asset Value, End of Period  $      1.6103 $      1.6640 $     1.6554  $     1.7804  $     1.7602
                                  ============  ============  ===========   ===========   ===========
                                  ============  ============  ===========   ===========   ===========
                                       0.0000

Total Return                            1.66%        12.90%        3.39%         8.93%        28.82%

Net Assets, End of Period       $ 224,622,910 $ 173,562,128 $ 189,499,607 $ 209,702,724 $ 167,154,169

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                  0.88%         0.90%        0.88%         0.88%         0.93%
- After Reimbursement #                 0.88%         0.90%        0.88%         0.88%         0.91%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                  1.47%         1.99%        1.84%         2.14%         2.46%
- After Reimbursement #                 1.47%         1.99%        1.84%         2.14%         2.48%

Portfolio Turnover Rate                25.20%        37.73%       44.02%        32.30%        25.35%


# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                        Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001           2000         1999         1998         1997
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Net Asset Value, Beginning of Period $      2.1773  $     2.8345 $     1.8506  $    1.5955 $     1.4330

Income from Investment Operations

Net investment income (loss)                0.0000        0.0087      (0.0038)     (0.0048)      0.0009
Net realized and unrealized gain (loss)    (0.4974)      (0.3141)      1.4263       0.2842       0.2612
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Total Income (Loss) From
    Investment Operations                  (0.4974)      (0.3054)      1.4225       0.2794       0.2621
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Less Distributions

From net investment income                  0.0000        0.0000       0.0000       0.0000      (0.0009)
From net realized gains                     0.0000       (0.3518)     (0.4386)     (0.0243)     (0.0987)
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Total Distributions                         0.0000       (0.3518)     (0.4386)     (0.0243)     (0.0996)
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Net Asset Value, End of Period       $      1.6799  $     2.1773 $     2.8345  $    1.8506 $     1.5955
                                       ============   ===========  ===========   ==========  ===========
                                       ============   ===========  ===========   ==========  ===========
                                            0.0000

Total Return                               (22.85%)      (12.38%)      80.78%       17.62%       18.70%

Net Assets, End of Period            $ 155,750,608  $ 210,747,086$ 181,228,671 $ 82,115,568$ 62,251,873

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                       1.07%         1.03%        1.09%        1.11%        1.19%
- After Reimbursement #                      1.06%         1.03%        1.07%        1.10%        1.10%

Ratio of Net Investment Income (Loss) to                                            -0.03%
Average Net Assets:
- Before Reimbursement                      (0.55%)       (0.39%)      (0.36%)      (0.32%)      (0.08%)
- After Reimbursement #                     (0.54%)       (0.39%)      (0.34%)      (0.31%)       0.01%

Portfolio Turnover Rate                     99.01%       132.39%      223.65%      149.15%      174.65%


# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ------------------------------------------------------------------
                                       ------------------------------------------------------------------
                                          2001         2000          1999          1998          1997
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Net Asset Value, Beginning of Period $     1.2558 $      1.4158 $     1.4608  $     1.2588  $     1.0408

Income from Investment Operations

Net investment income                      0.0224        0.0256       0.0271        0.0289        0.0187
Net realized and unrealized gain (loss)   (0.1729)      (0.0507)      0.2086        0.2020        0.2518
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Total Income (Loss) From
    Investment Operations                 (0.1505)      (0.0251)      0.2357        0.2309        0.2705
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Less Distributions

From net investment income                (0.0247)      (0.0231)     (0.0272)      (0.0289)      (0.0187)
From net realized gains                   (0.0055)      (0.1118)     (0.2535)                    (0.0338)
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Total Distributions                       (0.0302)      (0.1349)     (0.2807)      (0.0289)      (0.0525)
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Net Asset Value, End of Period       $     1.0751 $      1.2558 $     1.4158  $     1.4608  $     1.2588
                                       ===========  ============  ===========   ===========   ===========
                                       ===========  ============  ===========   ===========   ===========
                                           0.0000

Total Return                              (11.97%)       (2.00%)      16.74%        18.42%        26.10%

Net Assets, End of Period            $ 159,086,488$ 188,264,808 $ 168,657,892 $ 175,637,780 $ 127,072,586

Ratio of Expenses to
Average Net Assets                          1.00%         1.00%        1.00%         1.00%         1.00%

Ratio of Net Investment Income to
Average Net Assets                          2.04%         2.01%        1.94%         2.18%         2.77%

Portfolio Turnover Rate                    75.52%       100.83%      119.39%       119.95%       150.57%

MAXIM SERIES FUND, INC.

INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                          2001         2000          1999         1998         1997
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Net Asset Value, Beginning of Period $     1.6036 $      1.9769 $     1.6252  $    1.4804 $     1.3508

Income from Investment Operations

Net investment income                      0.0123        0.0138       0.0061       0.0123       0.0114
Net realized and unrealized gain (loss)   (0.2773)      (0.2192)      0.3614       0.1453       0.1512
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Total Income (Loss) From
    Investment Operations                 (0.2650)      (0.2054)      0.3675       0.1576       0.1626
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Less Distributions

From net investment income                (0.0125)      (0.0135)     (0.0057)     (0.0128)     (0.0116)
From net realized gains                   (0.0018)      (0.1544)     (0.0101)      0.0000      (0.0214)
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Total Distributions                       (0.0143)      (0.1679)     (0.0158)     (0.0128)     (0.0330)
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Net Asset Value, End of Period       $     1.3243 $      1.6036 $     1.9769  $    1.6252 $     1.4804
                                       ===========  ============  ===========   ==========  ===========
                                       ===========  ============  ===========   ==========  ===========
                                           0.0000

Total Return                              (16.50%)      (10.16%)      22.67%       10.64%       12.08%

Net Assets, End of Period            $ 113,255,510$ 114,869,543 $ 141,769,982 $ 28,296,279$ 16,581,357

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.14%         1.14%        1.16%        1.32%        1.63%
- After Reimbursement #                     1.13%         1.14%        1.14%        1.30%        1.30%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                      0.91%         0.85%        0.57%        0.84%        0.69%
- After Reimbursement #                     0.90%         0.85%        0.59%        0.86%        1.02%

Portfolio Turnover Rate                    25.09%        34.39%       22.06%       28.66%       19.56%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

                                                                                             Continued)

MAXIM SERIES FUND, INC.

LOOMIS SAYLES CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ------------------------------------------------------------------
                                       ------------------------------------------------------------------
                                          2001          2000         1999          1998          1997
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Net Asset Value, Beginning of Period $      1.0263 $     1.0643 $      1.1118 $     1.1981  $     1.1618

Income from Investment Operations

Net investment income                       0.0779       0.0944        0.0873       0.0838        0.0764
Net realized and unrealized gain (loss)    (0.0530)     (0.0466)      (0.0344)     (0.0429)       0.0689
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Total Income From Investment Operations     0.0249       0.0478        0.0529       0.0409        0.1453
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Less Distributions

From net investment income                 (0.0875)     (0.0858)      (0.0892)     (0.0839)      (0.0762)
From net realized gains                     0.0000       0.0000       (0.0112)     (0.0433)      (0.0328)
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Total Distributions                        (0.0875)     (0.0858)      (0.1004)     (0.1272)      (0.1090)
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Net Asset Value, End of Period       $      0.9637 $     1.0263 $      1.0643 $     1.1118  $     1.1981
                                       ============  ===========  ============  ===========   ===========
                                       ============  ===========  ============  ===========   ===========
                                            0.0000

Total Return                                 2.57%        4.60%         4.87%        3.43%        12.70%

Net Assets, End of Period            $ 198,055,689 $ 178,834,209$ 191,419,344 $ 199,386,033 $ 158,884,389

Ratio of Expenses to
Average Net Assets                           0.90%        0.90%         0.90%        0.90%         0.90%

Ratio of Net Investment Income to
Average Net Assets                           8.30%        8.72%         7.74%        7.41%         7.14%

Portfolio Turnover Rate                     21.92%       19.52%        28.00%       55.47%        52.69%


MAXIM SERIES FUND, INC.

ARIEL MIDCAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001         2000          1999 *       1998          1997
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Net Asset Value, Beginning of Period $     1.7240  $    1.5412  $     1.8417 $     1.5532  $     1.4327

Income from Investment Operations

Net investment income (loss)               0.0543       0.0035        0.0115      (0.0092)      (0.0437)
Net realized and unrealized gain           0.2563       0.2779        0.0029       0.5058        0.2257
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Total Income From
     Investment Operations                 0.3106       0.2814        0.0144       0.4966        0.1820
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Less Distributions

From net investment income                (0.0063)     (0.0108)      (0.0115)      0.0000
From net realized gains                   (0.0772)     (0.0878)      (0.3034)     (0.2081)      (0.0615)
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Total Distributions                       (0.0835)     (0.0986)      (0.3149)     (0.2081)      (0.0615)
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Net Asset Value, End of Period       $     1.9511  $    1.7240  $     1.5412 $     1.8417  $     1.5532
                                       ===========   ==========   ===========  ===========   ===========
                                       ===========   ==========   ===========  ===========   ===========
                                           0.0000

Total Return                               18.20%       18.69%         0.26%       33.77%        12.95%

Net Assets, End of Period            $ 86,540,182  $ 63,697,051 $ 67,498,788 $ 317,547,944 $ 233,939,911

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.13%        1.19%         1.04%        1.02%         1.06%
- After Reimbursement #                     1.10%        1.10%         1.04%        1.02%         1.06%

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                      0.38%        0.61%         0.36%       (0.64%)       (0.51%)
- After Reimbursement #                     0.41%        0.70%         0.36%       (0.64%)       (0.51%)

Portfolio Turnover Rate                    26.68%       41.65%       182.75%       87.81%       139.74%

*  The per share information was computed based on average shares.

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

INDEX 600 PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001          2000         1999         1998          1997
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Net Asset Value, Beginning of Period $     0.7679  $     0.7999 $     0.7921 $     1.2588  $     1.2370

Income from Investment Operations

Net investment income                      0.0014        0.0028       0.0049       0.0069        0.0081
Net realized and unrealized gain (loss)    0.0331        0.0743       0.0809      (0.0532)       0.2419
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Total Income (Loss) From
Investment Operations                      0.0345        0.0771       0.0858      (0.0463)       0.2500
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Less Distributions

From net investment income                (0.0013)      (0.0028)     (0.0049)     (0.0069)      (0.0081)
From net realized gains                   (0.0563)      (0.1063)     (0.0731)     (0.4135)      (0.2201)
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Total Distributions                       (0.0576)      (0.1091)     (0.0780)     (0.4204)      (0.2282)
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Net Asset Value, End of Period       $     0.7448  $     0.7679 $     0.7999 $     0.7921  $     1.2588
                                       ===========   ===========  ===========  ===========   ===========
                                       ===========   ===========  ===========  ===========   ===========
                                           0.0000
                                                                                   -1.58%
Total Return                                5.82%        10.25%       11.85%       (1.58%)       21.00%

Net Assets, End of Period            $ 32,022,215  $ 28,278,789 $ 25,168,640 $ 23,618,628  $ 121,454,805

Ratio of Expenses to
Average Net Assets                          0.60%         0.60%        0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                          0.20%         0.36%        0.66%        0.25%         0.66%

Portfolio Turnover Rate                    33.31%        85.61%       37.75%       59.18%       102.45%


MAXIM SERIES FUND, INC.

INDEX 400 PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                     Period Ended December 31,
                                                    ---------------------------------------------
                                                    ---------------------------------------------
                                                       2001             2000             1999
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------
                                                                                         (A)

Net Asset Value, Beginning of Period              $    11.6469     $    10.6903     $    10.0000

Income from Investment Operations
                                                                         0.0000           0.0000
Net investment income                                   0.0523           0.0853           0.0393
Net realized and unrealized gain (loss)                (0.2145)          1.6823           0.6902
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Total Income (Loss) From Investment Operations         (0.1622)          1.7676           0.7295
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Less Distributions

From net investment income                             (0.0528)         (0.0847)         (0.0392)
From net realized gains                                (0.2701)         (0.7263)
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Total Distributions                                    (0.3229)         (0.8110)         (0.0392)
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Net Asset Value, End of Period                    $    11.1618     $    11.6469     $    10.6903
                                                    ===========      ===========      ===========
                                                    ===========      ===========      ===========
                                                             -

Total Return                                            (1.13%)          16.79%            7.30% #

Net Assets, End of Period                         $ 44,173,733     $ 30,392,432     $ 10,729,826

Ratio of Expenses to Average Net Assets                  0.60%            0.60%            0.60% *

Ratio of Net Investment Income to Average Net Assets     0.51%            0.75%            0.92% *

Portfolio Turnover Rate                                 50.48%           93.50%           26.41% #

# Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

(A)  The portfolio commenced operations on July 26, 1999.

MAXIM SERIES FUND, INC.

TEMPLETON INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                      Year Ended December 31,
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                         2001         2000          1999         1998          1997
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Net Asset Value, Beginning of Period$     1.2265 $     1.5189  $     1.1874 $     1.2786  $     1.3229

Income from Investment Operations

Net investment income                     0.0103       0.0095        0.0155       0.0270        0.0205
Net realized and unrealized gain (loss)  (0.1394)      0.0080        0.3391      (0.0911)       0.0053
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Total Income (Loss) From
Investment Operations                    (0.1291)      0.0175        0.3546      (0.0641)       0.0258
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Less Distributions

From net investment income               (0.0103)     (0.0094)      (0.0154)     (0.0271)      (0.0204)
From net realized gains                  (0.0068)     (0.3005)      (0.0077)      0.0000       (0.0497)
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Total Distributions                      (0.0171)     (0.3099)      (0.0231)     (0.0271)      (0.0701)
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Net Asset Value, End of Period      $     1.0803 $     1.2265  $     1.5189 $     1.1874  $     1.2786
                                      ===========  ===========   ===========  ===========   ===========
                                      ===========  ===========   ===========  ===========   ===========
                                          0.0000

Total Return                             (10.44%)       1.64%        29.91%       (5.00%)        1.99%

Net Assets, End of Period           $ 96,910,713 $ 94,174,386  $ 101,354,181$ 120,381,642 $ 132,774,511

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                     1.26%        1.25%         1.24%        1.21%         1.21%
- After Reimbursement #                    1.23%        1.25%         1.23%        1.20%         1.20%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                     0.93%        0.73%         0.93%        2.04%         1.69%
- After Reimbursement #                    0.96%        0.73%         0.94%        2.05%         1.70%

Portfolio Turnover Rate                   27.70%       65.41%        58.75%       40.02%        34.30%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

ARIEL SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                      ------------------------------------------------------------------
                                      ------------------------------------------------------------------
                                         2001           2000         1999         1998          1997
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Net Asset Value, Beginning of Period$      0.9372  $     0.7840 $     0.9538  $    0.9154  $     1.2480

Income from Investment Operations

Net investment income                      0.0066        0.0072       0.0019       0.0022        0.0067
Net realized and unrealized gain (loss)    0.1379        0.1974      (0.0631)      0.0721        0.3223
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Total Income (Loss) From
Investment Operations                      0.1445        0.2046      (0.0612)      0.0743        0.3290
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Less Distributions

From net investment income                (0.0066)      (0.0072)     (0.0019)     (0.0022)      (0.0067)
From net realized gains                   (0.0240)      (0.0442)     (0.1067)     (0.0337)      (0.6549)
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Total Distributions                       (0.0306)      (0.0514)     (0.1086)     (0.0359)      (0.6616)
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Net Asset Value, End of Period      $      1.0511  $     0.9372 $     0.7840  $    0.9538  $     0.9154
                                      ============   ===========  ===========   ==========   ===========
                                      ============   ===========  ===========   ==========   ===========
                                           0.0000

Total Return                               15.66%        26.65%       (5.80%)       8.28%        27.86%

Net Assets, End of Period           $ 206,883,223  $ 116,972,128$ 35,290,690  $ 38,747,052 $ 22,526,242

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.10%         1.27%        1.28%        1.27%         1.33%
- After Reimbursement #                     1.09%         1.27%        1.23%        1.26%         1.28%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                      0.68%         1.24%        0.16%        0.26%         0.59%
- After Reimbursement #                     0.69%         1.24%        0.21%        0.27%         0.64%

Portfolio Turnover Rate                    15.63%        52.61%       46.17%       26.29%        82.83%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.


MAXIM SERIES FUND, INC.

FOUNDERS GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                      Period Ended December 31,
                                      ------------------------------------------------------------------
                                      ------------------------------------------------------------------
                                         2001          2000          1999          1998         1997
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------
                                                                                                 (A)

Net Asset Value, Beginning of Period$     0.9388  $      1.2416 $     1.1448  $     1.0228  $    1.0000

Income from Investment Operations

Net investment income                     0.0008         0.0000       0.0004        0.0157       0.0089
Net realized and unrealized gain (loss)  (0.1651)       (0.2426)      0.1633        0.1655       0.0228
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Total Income (Loss) From
Investment Operations                    (0.1643)       (0.2426)      0.1637        0.1812       0.0317
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Less Distributions

From net investment income               (0.0008)        0.0000      (0.0004)      (0.0157)     (0.0089)
From net realized gains                   0.0000        (0.0602)     (0.0665)      (0.0435)      0.0000
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Total Distributions                      (0.0008)       (0.0602)     (0.0669)      (0.0592)     (0.0089)
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Net Asset Value, End of Period      $     0.7737  $      0.9388 $     1.2416  $     1.1448  $    1.0228
                                      ===========   ============  ===========   ===========   ==========
                                      ===========   ============  ===========   ===========   ==========
                                          0.0000

Total Return                             (17.51%)       (19.60%)      15.04%        17.85%        3.17% ^

Net Assets, End of Period           $ 101,855,202 $ 129,326,227 $ 147,265,224 $ 120,887,237 $ 94,206,892

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                     1.15%          1.12%        1.12%         1.15%        1.15% *
- After Reimbursement #                    1.11%          1.12%        1.11%         1.15%        1.14% *

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                     0.05%         (0.21%)       0.02%         1.46%        1.77% *
- After Reimbursement #                    0.09%         (0.21%)       0.03%         1.46%        1.78% *

Portfolio Turnover Rate                  157.85%        191.12%      173.72%       287.17%      111.45% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 1, 1997.

MAXIM SERIES FUND, INC.

T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                       Period Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001          2000          1999         1998         1997
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------
                                                                                                 (A)

Net Asset Value, Beginning of Period $     1.5617  $     1.5831  $     1.3472 $     1.1069  $    1.0000

Income from Investment Operations
                                                                                                 0.0000
Net investment income (loss)               0.0000        0.0059       (0.0040)     (0.0016)      0.0000
Net realized and unrealized gain (loss)   (0.0184)       0.1073        0.3274       0.2471       0.1086
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Total Income (Loss) From
Investment Operations                     (0.0184)       0.1132        0.3234       0.2455       0.1086
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Less Distributions

From net realized gains                   (0.0052)      (0.1346)      (0.0875)     (0.0052)     (0.0017)
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Total Distributions                       (0.0052)      (0.1346)      (0.0875)     (0.0052)     (0.0017)
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Net Asset Value, End of Period       $     1.5381  $     1.5617  $     1.5831 $     1.3472  $    1.1069
                                       ===========   ===========   ===========  ===========   ==========
                                       ===========   ===========   ===========  ===========   ==========
                                           0.0000

Total Return                               (1.12%)        7.34%        24.60%       22.23%       10.86% ^

Net Assets, End of Period            $ 266,725,607 $ 255,130,836 $ 203,089,451$ 139,762,438 $ 56,704,297

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.09%         1.08%         1.11%        1.16%        1.30% *
- After Reimbursement #                     1.06%         1.05%         1.05%        1.05%        1.05% *

Ratio of Net Investment Loss to
Average Net Assets:
- Before Reimbursement                     (0.58%)       (0.34%)       (0.41%)      (0.32%)      (0.41%)*
- After Reimbursement #                    (0.55%)       (0.31%)       (0.35%)      (0.21%)      (0.16%)*

Portfolio Turnover Rate                    56.73%        56.95%        66.80%       52.50%       24.28% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 1, 1997.

MAXIM SERIES FUND, INC.

VALUE INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                      Year Ended December 31,
                                      ------------------------------------------------------------------
                                      ------------------------------------------------------------------
                                         2001          2000          1999         1998          1997
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Net Asset Value, Beginning of Period$     1.6447  $     1.8042  $     1.8953 $     1.8136  $     1.4538

Income from Investment Operations

Net investment income                     0.0177        0.0226        0.0243       0.0279        0.0278
Net realized and unrealized gain (loss)  (0.2282)       0.0657        0.1779       0.2301        0.4631
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Total Income (Loss) From
     Investment Operations               (0.2105)       0.0883        0.2022       0.2580        0.4909
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Less Distributions

From net investment income               (0.0176)      (0.0227)      (0.0243)     (0.0278)      (0.0278)
From net realized gains                  (0.1209)      (0.2251)      (0.2690)     (0.1485)      (0.1033)
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Total Distributions                      (0.1385)      (0.2478)      (0.2933)     (0.1763)      (0.1311)
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Net Asset Value, End of Period      $     1.2957  $     1.6447  $     1.8042 $     1.8953  $     1.8136
                                      ===========   ===========   ===========  ===========   ===========
                                      ===========   ===========   ===========  ===========   ===========
                                         (0.2424)

Total Return                             (12.34%)        5.36%        11.39%       14.48%        34.08%

Net Assets, End of Period           $ 301,285,669 $ 378,498,060 $ 391,562,376$ 326,339,498 $ 237,421,804

Ratio of Expenses to
Average Net Assets                         0.60%         0.60%         0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                         1.15%         1.32%         1.31%        1.54%         1.83%

Portfolio Turnover Rate                   49.44%        53.18%        70.11%       39.67%        26.03%


MAXIM SERIES FUND, INC.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                               Period Ended December 31,
                                                   -----------------------------------------------
                                                   -----------------------------------------------
                                                      2001              2000             1999
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------
                                                                                          (A)

Net Asset Value, Beginning of Period             $      9.7604     $      9.7107    $     10.0000

Income from Investment Operations
                                                                          0.0000           0.0000
Net investment income                                   0.7074            0.3703           0.1641
Net realized and unrealized gain (loss)                (0.3779)           0.4877          (0.2894)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Total Income (Loss) From Investment Operations          0.3295            0.8580          (0.1253)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Less Distributions

From net investment income                             (0.1824)          (0.8083)         (0.1640)
From net realized gains                                (0.1608)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Total Distributions                                    (0.3432)          (0.8083)         (0.1640)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Net Asset Value, End of Period                   $      9.7467     $      9.7604    $      9.7107
                                                   ============      ============     ============
                                                   ============      ============     ============
                                                        0.0000

Total Return                                             3.41%             9.02%           (1.25%)^

Net Assets, End of Period                        $ 112,247,470     $  88,217,883    $  91,795,099

Ratio of Expenses to Average Net Assets                  1.30%             1.30%            1.30% *

Ratio of Net Investment Income to Average Net Assets     2.95%             3.53%            4.00% *

Portfolio Turnover Rate                                227.53%           367.96%           86.93% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

(A)  The portfolio commenced operations on July 26, 1999.

MAXIM SERIES FUND, INC.

INDEX EUROPEAN PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                        -------------------------------------------
                                                        -------------------------------------------
                                                           2001            2000           1999
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------
                                                                                           (A)

Net Asset Value, Beginning of Period                  $     10.3542   $     11.8191  $     10.0000

Income from Investment Operations
                                                                             0.0000         0.0000
Net investment income (loss)                                 0.0896          0.0386        (0.0005)
Net realized and unrealized gain (loss)                     (2.3621)        (1.4326)        1.8445
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Total Income (Loss) From Investment Operations              (2.2725)        (1.3940)        1.8440
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Less Distributions

From net investment income                                  (0.0856)        (0.0370)        0.0000
From net realized gains                                      0.0000         (0.0339)       (0.0249)
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Total Distributions                                         (0.0856)        (0.0709)       (0.0249)
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Net Asset Value, End of Period                        $      7.9961   $     10.3542  $     11.8191
                                                        ============    ============   ============
                                                        ============    ============   ============
                                                             0.0000

Total Return                                                (21.93%)        (11.80%)        18.44% ^

Net Assets, End of Period                             $ 114,296,295   $ 143,406,998  $ 147,309,943

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                        1.27%           1.39%          1.39% *
- After Reimbursement #                                       1.20%           1.20%          1.20% *

Ratio of Net Investment Income (Loss) to Average Net Assets:
- Before Reimbursement                                        0.51%           0.19%         (0.31%)*
- After Reimbursement #                                       0.58%           0.38%         (0.12%)*

Portfolio Turnover Rate                                      52.34%          62.87%         19.79% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 26, 1999.

MAXIM SERIES FUND, INC.

INDEX PACIFIC PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                        Period Ended December 31,
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                          2001            2000           1999
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------
                                                                                          (A)

Net Asset Value, Beginning of Period                 $      8.4717   $     13.6863  $     10.0000

Income from Investment Operations
                                                                            0.0000         0.0000
Net investment income (loss)                                0.0248         (0.0174)       (0.0004)
Net realized and unrealized gain (loss)                    (2.4073)        (4.6864)        3.8172
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Total Income (Loss) From Investment Operations             (2.3825)        (4.7038)        3.8168
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Less Distributions

From net investment income                                 (0.0027)         0.0000        (0.0043)
From net realized gains                                    (0.0117)        (0.5108)       (0.1262)
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Total Distributions                                        (0.0144)        (0.5108)       (0.1305)
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Net Asset Value, End of Period                       $      6.0748   $      8.4717  $     13.6863
                                                       ============    ============   ============
                                                       ============    ============   ============
                                                            0.0000

Total Return                                               (28.12%)        (34.74%)        38.27% ^

Net Assets, End of Period                            $ 114,031,049   $ 142,136,459  $ 195,178,735

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                       1.25%           1.31%          1.35% *
- After Reimbursement #                                      1.20%           1.19%          1.20% *

Ratio of Net Investment Loss to Average Net Assets:
- Before Reimbursement                                      (0.02%)         (0.31%)        (0.16%)*
- After Reimbursement #                                      0.03%          (0.19%)        (0.01%)*

Portfolio Turnover Rate                                     51.96%          50.75%         18.94% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 26, 1999.

MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                               Period Ended December 31,
                                             --------------------------------------------------------------
                                             --------------------------------------------------------------

                                                2001        2000         1999         1998        1997

                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------
                                                                                                    (A)

Net Asset Value, Beginning of Period       $     1.0928 $     1.2338 $     1.0794 $     0.9505 $    1.0000

Income from Investment Operations
                                                                                                    0.0000
Net investment income                            0.0037       0.0576       0.0036       0.0060      0.0047
Capital gain distributions received              0.0248       0.0271       0.0969       0.0286      0.0712
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Total distributions received                     0.0285       0.0847       0.1005       0.0346      0.0759

Net realized and unrealized gain (loss)         (0.0978)     (0.1662)      0.1346       0.1061     (0.0432)
    on investments
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Total Income (Loss) From Investment Operations  (0.0693)     (0.0815)      0.2351       0.1407      0.0327
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Less Distributions

From net investment income                      (0.0460)     (0.0274)     (0.0011)     (0.0111)    (0.0127)
From net realized gains                         (0.0292)     (0.0321)     (0.0796)     (0.0007)    (0.0695)
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Total Distributions                             (0.0752)     (0.0595)     (0.0807)     (0.0118)    (0.0822)
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Net Asset Value, End of Period             $     0.9483 $     1.0928 $     1.2338 $     1.0794 $    0.9505
                                             ===========  ===========  ===========  ===========  ==========
                                             ===========  ===========  ===========  ===========  ==========
                                                      -

Total Return                                     (5.75%)      (6.82%)      21.83%       14.84%       3.31% o

Net Assets, End of Period                  $ 33,773,031 $ 27,130,683 $ 19,006,974 $  7,608,452 $   697,434

Ratio of Expenses to Average Net Assets 5         0.25%        0.25%        0.25%        0.25%       0.25% *

Ratio of Net Investment Income to
Average Net Assets                                1.40%        0.17%        0.09%        0.97%       2.38% *

Portfolio Turnover Rate                          96.98%       91.73%       77.51%       94.75%      59.90% o


The per share information was computed based on average shares.


o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                              Period Ended December 31,
                                             --------------------------------------------------------------
                                             --------------------------------------------------------------
                                                2001         2000         1999        1998         1997
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------
                                                                                                    (A)

Net Asset Value, Beginning of Period       $     1.0122 $     1.0114 $     1.0301 $    1.0088  $    1.0000

Income from Investment Operations
                                                                                                    0.0000
Net investment income                                0.0425   0.0711       0.0428      0.0412       0.0145
Capital gain distributions received              0.0140       0.0191       0.0236      0.0149       0.0121
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Total distributions received                     0.0565       0.0902       0.0664      0.0561       0.0266

Net realized and unrealized gain (loss)         (0.0278)     (0.0319)     (0.0169)     0.0266       0.0094
   on investments
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Total Income From Investment Operations          0.0287       0.0583       0.0495      0.0827       0.0360
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Less Distributions

From net investment income                      (0.0606)     (0.0531)     (0.0406)    (0.0613)     (0.0159)
From net realized gains                         (0.0156)     (0.0044)     (0.0276)    (0.0001)     (0.0113)
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Total Distributions                             (0.0762)     (0.0575)     (0.0682)    (0.0614)     (0.0272)
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Net Asset Value, End of Period             $     0.9647 $     1.0122 $     1.0114 $    1.0301  $    1.0088
                                             ===========  ===========  ===========  ==========   ==========
                                             ===========  ===========  ===========  ==========   ==========


Total Return                                      2.91%        5.86%        4.86%       8.25%        3.60% o

Net Assets, End of Period                  $ 20,348,843 $ 17,421,057 $ 17,142,458 $ 15,519,563 $   268,416

Ratio of Expenses to Average Net Assets 5         0.25%        0.25%        0.25%       0.25%        0.25% *

Ratio of Net Investment Income to
Average Net Assets                                4.58%        4.69%        3.94%       4.81%        8.83% *

Portfolio Turnover Rate                          84.75%       63.09%       80.14%      99.16%       25.56% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.


MAXIM SERIES FUND, INC.

MODERATE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                            Period Ended December 31,
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------
                                             2001         2000        1999         1998         1997
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------
                                                                                                (A)

Net Asset Value, Beginning of Period    $     1.0416 $     1.1251 $    1.0503  $    0.9661 $     1.0000

Income from Investment Operations
                                                                                                 0.0000
Net investment income                         0.0169       0.0570      0.0226       0.0171       0.0090
Capital gain distributions received           0.0188       0.0311      0.0706       0.0159       0.0477
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Total distributions received                  0.0357       0.0881      0.0932       0.0330       0.0567

Net realized and unrealized gain (loss)      (0.0657)s    (0.1029)     0.0780       0.0769      (0.0308)
   on investments
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Total Income (Loss) From Investment          (0.0300)     (0.0148)     0.1712       0.1099       0.0259
   Operations
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Less Distributions

From net investment income                   (0.0447)     (0.0443)    (0.0182)     (0.0257)     (0.0144)
From net realized gains                      (0.0129)     (0.0244)    (0.0782)      0.0000      (0.0454)
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Total Distributions                          (0.0576)     (0.0687)    (0.0964)     (0.0257)     (0.0598)
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Net Asset Value, End of Period          $     0.9540 $     1.0416 $    1.1251  $    1.0503 $     0.9661
                                          ===========  ===========  ==========   ==========  ===========
                                          ===========  ===========  ==========   ==========  ===========
                                              0.0000

Total Return                                  (2.74%)      (1.38%)     16.43%       11.41%        2.60% o

Net Assets, End of Period               $ 50,728,781 $ 37,808,266 $ 27,960,665 $ 12,600,896$  1,044,081

Ratio of Expenses to Average Net Assets 5      0.25%        0.25%       0.25%        0.25%        0.25% *

Ratio of Net Investment Income to
Average Net Assets                             3.22%        2.32%       1.91%        2.27%        5.51% *

Portfolio Turnover Rate                       93.99%       76.55%     105.60%      114.39%       31.39% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.

MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                             Period Ended December 31,
                                         --------------------------------------------------------------
                                         --------------------------------------------------------------
                                            2001         2000         1999         1998        1997
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------
                                                                                                (A)

Net Asset Value, Beginning of Period   $     1.0809  $    1.2182  $    1.0668 $     0.9676 $    1.0000

Income from Investment Operations
                                                                                                0.0000
Net investment income                        0.0014       0.0555       0.0142       0.0136      0.0075
Capital gain distributions received          0.0218       0.0330       0.0768       0.0284      0.0568
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total distributions received                 0.0232       0.0885       0.0910       0.0420      0.0643

Net realized and unrealized gain (loss)     (0.0754)ts   (0.1391)      0.1430       0.0790     (0.0279)
   on investments
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Income (Loss) From Investment         (0.0522)     (0.0506)      0.2340       0.1210      0.0364
   Operations
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Less Distributions

From net investment income                  (0.0440)     (0.0350)     (0.0099)     (0.0217)    (0.0141)
From net realized gains                     (0.0121)     (0.0517)     (0.0727)     (0.0001)    (0.0547)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Distributions                         (0.0561)     (0.0867)     (0.0826)     (0.0218)    (0.0688)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Net Asset Value, End of Period         $     0.9726  $    1.0809  $    1.2182 $     1.0668 $    0.9676
                                         ===========   ==========   ==========  ===========  ==========
                                         ===========   ==========   ==========  ===========  ==========
                                             0.0000

Total Return                                 (4.64%)      (4.34%)      22.05%       12.54%       3.66% o

Net Assets, End of Period              $ 69,288,178 $  52,878,089 $ 36,469,448$ 15,066,086 $ 1,630,969

Ratio of Expenses to Average Net Assets 5     0.25%        0.25%        0.25%        0.25%       0.25% *

Ratio of Net Investment Income to
Average Net Assets                            2.39%        1.25%        0.96%        1.80%       4.19% *

Portfolio Turnover Rate                      96.23%       74.26%      101.16%      123.12%      41.30% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

5Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.


MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                              Period Ended December 31,
                                         --------------------------------------------------------------
                                         --------------------------------------------------------------
                                            2001         2000         1999         1998        1997
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------
                                                                                                (A)

Net Asset Value, Beginning of Period         1.0134  $    1.0598  $    1.0470 $     0.9909 $    1.0000

Income from Investment Operations
                                                                                                0.0000
Net investment income                        0.0263       0.0546       0.0309       0.0266      0.0132
Capital gain distributions received          0.0172       0.0413       0.0450       0.0121      0.0182
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total distributions received                 0.0435       0.0959       0.0759       0.0387      0.0314

Net realized and unrealized gain (loss)     (0.0510)     (0.0973)      0.0104       0.0576     (0.0085)
   on investments
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Income (Loss) From Investment         (0.0075)     (0.0014)      0.0863       0.0963      0.0229
   Operations
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Less Distributions

From net investment income                  (0.0465)     (0.0403)     (0.0271)     (0.0398)    (0.0151)
From net realized gains                     (0.0127)     (0.0047)     (0.0464)     (0.0004)    (0.0169)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Distributions                         (0.0592)     (0.0450)     (0.0735)     (0.0402)    (0.0320)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Net Asset Value, End of Period               0.9467  $    1.0134  $    1.0598 $     1.0470 $    0.9909
                                         ===========   ==========   ==========  ===========  ==========
                                         ===========   ==========   ==========  ===========  ==========
                                             0.0000

Total Return                                 (0.66%)      (0.12%)       8.34%        9.75%       2.29% o

Net Assets, End of Period                18,788,415 $  16,131,647 $ 13,672,483$  9,586,577 $   534,975

Ratio of Expenses to Average Net Assets ~     0.25%        0.25%        0.25%        0.25%       0.25% *

Ratio of Net Investment Income to
Average Net Assets                            3.62%        3.19%        2.70%        3.41%       6.02% *

Portfolio Turnover Rate                      95.19%       80.88%      116.96%      112.09%      32.97% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.


MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         ------------------------------------------
                                                         ------------------------------------------
                                                            2001           2000            1999
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------
                                                                                           (A)

Net Asset Value, Beginning of Period                   $     9.8458   $     11.0146   $     9.7751

Income from Investment Operations
                                                                             0.0000         0.0000
Net investment income                                        0.0356          0.2989         0.0191
Capital gain distributions received                          0.0895          0.3543         0.6332
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Total distributions received                                 0.1251          0.6532         0.6523

Net realized and unrealized gain (loss) on investments      (1.4542)        (1.3231)        0.9792
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Total Income (Loss) From Investment Operations              (1.3291)        (0.6699)        1.6315
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Less Distributions

From net investment income                                  (0.1040)        (0.2988)       (0.0191)
From net realized gains                                     (0.0912)        (0.2001)       (0.3729)
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Total Distributions                                         (0.1952)        (0.4989)       (0.3920)
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Net Asset Value, End of Period                         $     8.3215   $      9.8458   $    11.0146
                                                         ===========    ============    ===========
                                                         ===========    ============    ===========
                                                             0.0000

Total Return                                                (13.37%)         (6.15%)        16.72% o

Net Assets, End of Period                              $ 97,127,787   $  56,989,958   $  2,195,730

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%          0.10% *

Ratio of Net Investment Income to Average Net Assets          0.78%           0.60%          1.63% *

Portfolio Turnover Rate                                      50.89%         175.29%        114.40% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 16, 1999.

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001           2000            1999
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.8136   $     10.2341   $      9.9102

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.3837          0.4357          0.1177
Capital gain distributions received                          0.0365          0.1182          0.1832
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Total distributions received                                 0.4202          0.5539          0.3009

Net realized and unrealized gain (loss) on investments      (0.3648)        (0.4538)         0.1945
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Total Income From Investment Operations                      0.0554          0.1001          0.4954
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Less Distributions

From net investment income                                  (0.4155)        (0.4352)        (0.1172)
From net realized gains                                     (0.0404)        (0.0854)        (0.0543)
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Total Distributions                                         (0.4559)        (0.5206)        (0.1715)
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Net Asset Value, End of Period                         $     9.4131   $      9.8136   $     10.2341
                                                         ===========    ============    ============
                                                         ===========    ============    ============
                                                             0.0000

Total Return                                                  0.60%           0.95%           5.00% o

Net Assets, End of Period                              $ 16,771,174   $   4,889,348   $     738,926

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          5.16%           5.98%           8.24% *

Portfolio Turnover Rate                                      66.37%          88.50%         176.32% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 30, 1999.


MAXIM SERIES FUND, INC.

MODERATE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001            2000            1999
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.6127    $    10.3724    $     9.7937

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.1994          0.3712          0.0685
Capital gain distributions received                          0.0663          0.2170          0.3526
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total distributions received                                 0.2657          0.5882          0.4211

Net realized and unrealized gain (loss) on investments      (0.9174)        (0.8083)         0.4076
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Income (Loss) From Investment Operations              (0.6517)        (0.2201)         0.8287
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Less Distributions

From net investment income                                  (0.2501)        (0.3711)        (0.0683)
From net realized gains                                     (0.0671)        (0.1685)        (0.1817)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Distributions                                         (0.3172)        (0.5396)        (0.2500)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Net Asset Value, End of Period                         $     8.6438    $     9.6127    $    10.3724
                                                         ===========     ===========     ===========
                                                         ===========     ===========     ===========
                                                             0.0000

Total Return                                                 (6.74%)         (2.19%)          8.47% o

Net Assets, End of Period                              $ 67,420,783    $ 34,930,756    $  2,705,549

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          2.77%           3.98%           5.72% *

Portfolio Turnover Rate                                      67.24%         172.40%         113.22% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 16, 1999.



MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001            2000            1999
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.5946    $    10.7103    $     9.8559

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.1318          0.3296          0.0471
Capital gain distributions received                          0.0728          0.2796          0.3953
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total distributions received                                 0.2046          0.6092          0.4424

Net realized and unrealized gain (loss) on investments      (1.2406)        (1.2177)         0.6808
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Income (Loss) From Investment Operations              (1.0360)        (0.6085)         1.1232
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Less Distributions

From net investment income                                  (0.1850)        (0.3296)        (0.0469)
From net realized gains                                     (0.0704)        (0.1776)        (0.2219)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Distributions                                         (0.2554)        (0.5072)        (0.2688)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Net Asset Value, End of Period                         $     8.3032    $     9.5946    $    10.7103
                                                         ===========     ===========     ===========
                                                         ===========     ===========     ===========
                                                             0.0000

Total Return                                                (10.74%)         (5.77%)         11.41% o

Net Assets, End of Period                              $ 81,364,440    $ 44,686,344    $  3,765,097

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          1.96%           2.29%           4.76% *

Portfolio Turnover Rate                                      50.92%         161.22%         105.09% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 16, 1999.

MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001            2000            1999
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.5911    $    10.3158    $     9.7877

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.2798          0.3852          0.0870
Capital gain distributions received                          0.0441          0.1525          0.2686
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total distributions received                                 0.3239          0.5377          0.3556

Net realized and unrealized gain (loss) on investments      (0.8411)        (0.7730)         0.3819
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Income (Loss) From Investment Operations              (0.5172)        (0.2353)         0.7375
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Less Distributions

From net investment income                                  (0.3113)        (0.3848)        (0.0867)
From net realized gains                                     (0.0460)        (0.1046)        (0.1227)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Distributions                                         (0.3573)        (0.4894)        (0.2094)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Net Asset Value, End of Period                         $     8.7166    $     9.5911    $    10.3158
                                                         ===========     ===========     ===========
                                                         ===========     ===========     ===========
                                                             0.0000

Total Return                                                 (5.38%)         (2.35%)          7.54% o

Net Assets, End of Period                              $ 20,727,260    $  9,204,973    $    908,102

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          3.58%           4.28%           7.54% *

Portfolio Turnover Rate                                      58.68%         103.51%          84.96% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 27, 1999.


                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.


For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.


The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3364.








                         This Prospectus should be read

                       and retained for future reference.